UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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MITEL NETWORKS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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MITEL NETWORKS CORPORATION

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

AND

MANAGEMENT PROXY CIRCULAR

Dated March 22, 2018

For the Annual General Meeting of Shareholders to be held on April 26, 2018

MITEL NETWORKS CORPORATION

350 Legget Drive

Ottawa, Ontario, Canada K2K 2W7

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an Annual Meeting (the “Meeting”) of the shareholders of Mitel Networks Corporation (“Mitel”) will be held on Thursday, April 26, 2018 at The Brookstreet Hotel, 525 Legget Drive, Ottawa (Kanata), Ontario, Canada K2K 2W2, commencing at 10:00 a.m., Ottawa time, for the following purposes:

1.	To place before the Meeting the consolidated financial statements for the year ended December 31, 2017 together with the auditor’s report.

2.	To elect directors for the ensuing year (“Annual Resolution No. 1”).

3.

To reappoint Deloitte LLP as our independent auditor (and, for purposes of U.S. securities laws, our independent registered public accounting firm) and to authorize the directors to fix the auditor’s remuneration (“Annual Resolution No. 2”).

4.	To provide an advisory vote to approve executive compensation (“Annual Resolution No. 3”).

5.	To transact such further and other business as may properly come before the Meeting or any adjournment thereof.

A copy of the full text of each of the proposed Annual Resolution No. 1, Annual Resolution No. 2 and Annual Resolution No. 3 is attached as Schedule A, Schedule B and Schedule C, respectively, to the Proxy Circular that accompanies this Notice. Any action on the items of business described above may be considered at the Meeting or at any adjournment or postponement of the Meeting. Please note that our proxy materials are also available through the Internet at http://investor.mitel.com. In the interest of convenience to you and of minimizing the environmental impact associated with printing and mailing our proxy material and annual reports in the future, you may indicate your preference for receiving all future materials electronically, by indicating as such in the manner provided for on the enclosed form of proxy or, for beneficial holders, on the voting instruction form.

The Board of Directors of Mitel has fixed a record date of March 16, 2018 for the Meeting. Accordingly, shareholders registered on the books of Mitel at the close of business on March 16, 2018 are entitled to receive notice of the Meeting and are entitled to vote at the Meeting. This notice of the Meeting, the Proxy Circular and the accompanying form of proxy are first being sent to shareholders on or about March 29, 2018.

Shareholders of record attending the Meeting should be prepared to present government-issued picture identification for admission. Shareholders owning common shares through a broker, bank, or other record holder should be prepared to present government-issued picture identification and evidence of share ownership as of the record date, such as an account statement, voting instruction form issued by the broker, bank or other record holder, or other acceptable document, for admission to the Meeting. Check-in at the Meeting will begin at 9:30 a.m., Ottawa time, and you should plan to allow ample time for check-in procedures.

As owners of Mitel, your vote is very important, regardless of the number of shares you own. Whether or not you are able to attend the Meeting in person, it is important that your shares be represented. We request that you vote as soon as possible on-line at www.investorvote.com or in writing by following the instructions noted on the form of proxy or, for beneficial shareholders, the voting instruction form, included with this notice. Your form of proxy or voting instruction form, as applicable, must be received by 10:00 a.m., Ottawa time, two business days before the Meeting, Tuesday, April 24, 2018. For specific information regarding voting of your common shares, please refer to the section entitled “Voting of Proxies” in the accompanying Proxy Circular.

Thank you for your continued interest in Mitel.

DATED at Ottawa, Ontario this 22nd day of March, 2018.
BY ORDER OF THE BOARD OF DIRECTORS

Richard D. McBee, President and Chief Executive Officer

EXPLANATORY NOTE REGARDING THE CONTENT AND FORMAT OF THIS DOCUMENT

A copy of our annual report on Form 10-K for the year ended December 31, 2017, which is referred to as the Form 10-K, was mailed contemporaneously with this Proxy Circular and is also available at http://investor.mitel.com. You may also review and print the Form 10-K and all exhibits from the website of the U.S. Securities and Exchange Commission, which is referred to as the SEC, at www.sec.gov or from SEDAR at www.sedar.com. In addition, we will send a complete copy of the annual report on Form 10-K (including all exhibits, if specifically requested), to any shareholder (without charge) upon written request addressed to: Investor Relations, Mitel Networks Corporation, 350 Legget Drive, Ottawa, Ontario, Canada K2K 2W7. All of our public documents are filed with SEDAR and may be found on the following website: www.sedar.com. Information on or accessible through our website is not incorporated into this proxy circular and you should not consider any information on, or that can be accessed through, our website as part of this proxy circular.

Additional financial information is contained in our audited consolidated financial statements for the year ended December 31, 2017 and management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2017. Copies of our financial statements and management’s discussion and analysis of financial condition and results of operations are included in our Form 10-K and available upon request to Investor Relations, Mitel Networks Corporation, 350 Legget Drive, Ottawa, Ontario, Canada K2K 2W7.

In this proxy circular, we refer to Mitel Networks Corporation, the Canada Business Corporations Act corporation whose shares you own (together with its subsidiaries, where applicable), as “Mitel.” Additionally, we sometimes refer to Mitel as “we,” “us,” “our,” “our corporation,” or “the Corporation.” References to “GAAP” mean generally accepted accounting principles in the United States. References to fiscal 2017, fiscal 2016 or fiscal 2015, mean the financial year ended December 31, 2017, December 31, 2016, and December 31, 2015, respectively.

Unless indicated otherwise, all dollar amounts included in this Proxy Circular are expressed in U.S. dollars.

MITEL NETWORKS CORPORATION

350 Legget Drive

Ottawa, Ontario

K2K 2W7

MANAGEMENT PROXY CIRCULAR

MARCH 22, 2018

A.	INFORMATION ON VOTING AND PROXIES

1.	Who May Vote

You are entitled to vote at the annual meeting if you were a holder of Mitel common shares at the close of business on March 16, 2018, which is referred to as the record date. Each Mitel common share is entitled to one vote. On the record date, there were 121,097,504 Mitel common shares outstanding.

2.	Solicitation of Proxies

This proxy circular is furnished in connection with the solicitation of proxies by or on behalf of the management of Mitel, a corporation governed by the Canada Business Corporations Act, which is referred to as the CBCA, for use at the meeting to be held on April 26, 2018 at The Brookstreet Hotel, 525 Legget Drive, Ottawa (Kanata), Ontario, K2K 2W2, commencing at 10:00 a.m., Ottawa time, or any adjournment or adjournments thereof, for the purposes set out in the notice of the meeting, which is referred to as the notice of meeting, accompanying this proxy circular.

The enclosed proxy is being solicited by or on behalf of the management of Mitel and the cost of such solicitation will be borne by us. Mitel has retained Alliance Advisors, LLC to assist in the solicitation of proxies for a fee of U.S.$30,000 plus reasonable out-of-pocket expenses. It is expected that the solicitation of proxies will be primarily by mail communication by our directors, officers or employees. Except as otherwise stated, the information contained in this proxy circular is given as of February 28, 2018.

3.	Appointment of Proxies

The persons named in the enclosed form of proxy or voting instruction form are directors or officers of Mitel. If you wish to appoint some other person or company (who need not be a shareholder) to represent you at the meeting, you may do so by striking out the name of the persons named in the enclosed form of proxy or voting instruction form and inserting the name of your appointee in the blank space provided or complete another form of proxy and, in either case, deliver the completed and signed form in the envelope provided by 10:00 a.m., Ottawa time, on April 24, 2018, being two business days preceding the date of the meeting (or 48 hours, exclusive of Saturdays, Sundays and statutory holidays, prior to the date any adjourned or postponed meeting is reconvened). It is the responsibility of the shareholder appointing some other person to represent the shareholder to inform such person that he or she has been so appointed. The proxy or voting instruction form must be signed by the shareholder or the shareholder’s attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney of that corporation, duly authorized.

Registered Shareholders

A registered shareholder is the person in whose name a share certificate is registered. If you are a registered shareholder, you are entitled to vote your shares in person and/or by proxy:

a.

Attend the meeting – You may attend the meeting and vote in person. When you arrive at the meeting, please register with Computershare Investor Services, Inc. and provide government-issued picture identification for admission. Whether or not you plan to attend the meeting, you are encouraged to vote by proxy (see (b) below).

b.	By Proxy – If you do not plan to attend the meeting in person, you may vote by proxy in one of two ways:

i.	By authorizing the management representatives of Mitel named in the proxy form to vote your Mitel common shares. You may convey your voting instructions by:

•	Internet – Go to www.investorvote.com and follow the instructions. You will need the 15 digit control number which is located on your proxy form; or

•

Mail – Complete the proxy form in full, sign and return it in the envelope provided by 10:00 a.m., Ottawa time, on April 24, 2018 being two business days preceding the date of the meeting (or 48 hours, exclusive of Saturdays, Sundays and statutory holidays, prior to the date any adjourned or postponed meeting is reconvened). The shares represented by your proxy will be voted in accordance with your instructions as indicated on your form and on any ballot that may be called at the meeting.

ii.	You have the right to appoint some other person to attend the meeting and vote your Mitel common shares on your behalf. You may do this either by:

•	Internet – Go to www.investorvote.com and follow the instructions. You will need the 15 digit control number which is located on your proxy form; or

•

Mail – Print your appointee’s name in the blank space on the proxy form and indicate how you would like to vote your Mitel common shares. Complete the proxy form in full, sign and return it in the envelope provided. Your proxyholder will decide how to vote on amendments or variations to the matters to be voted on at the meeting. Please ensure your proxyholder attends the meeting as your shares will not be voted unless your proxyholder is in attendance.

Non-Registered Shareholders

Instead of being registered in your name, your shares may be registered in the name of an intermediary (which is usually a bank, trust company, securities dealer or broker, or trustee or administrator of self-administered RRSPs, RRIFs, RESPs and similar plans). If your shares are registered in the name of an intermediary, you are a non-registered shareholder.

Mitel has distributed copies of the notice of meeting, this proxy circular and the form of proxy, which are referred to as the meeting materials, to intermediaries for distribution to non-registered shareholders. Unless you have waived your right to receive the meeting materials, intermediaries are required to deliver them to you as a non-registered shareholder of Mitel and to seek your instructions regarding how to vote your shares. Typically, a non-registered shareholder will be given a voting instruction form which must be completed and signed by the non-registered shareholder in accordance with the instructions on the form. The purpose of these procedures is to allow non-registered shareholders to direct the voting of those shares that they own but which are not registered in their own name.

As a non-registered shareholder, you may vote in person at the meeting or by proxy in one of two ways.

a.

Attend the meeting - On the voting instruction form you received from your intermediary, insert your name in the blank space provided for the proxyholder appointment, and return it as instructed on the form to your intermediary. Do not complete the voting section of the form since you will vote in person at the meeting. Your form must be returned to your intermediary well in advance of the meeting to enable your intermediary to provide your instructions to Computershare Investor Services, Inc. by 10:00 a.m., Ottawa time, two days before the meeting, being April 24, 2018 (or 48 hours, exclusive of Saturdays, Sundays and statutory holidays, prior to the date any adjourned or postponed meeting is reconvened), in order for you to attend the meeting to vote the shares covered by the form. When you arrive at the meeting, you should advise the staff that you are a proxy appointee. If there is no space for appointing a proxyholder on the voting instruction form, you may have to indicate on the voting instruction form that you wish to receive a proxy form, and then return the voting instruction form as instructed by your intermediary. The intermediary will mail a proxy form that you will need to complete, sign and return to Computershare Investor Services, Inc. by 10:00 a.m., Ottawa time, two days before the meeting, being April 24, 2018 (or 48 hours, exclusive of Saturdays, Sundays and statutory holidays, prior to the date any adjourned or postponed meeting is reconvened). When you arrive at the meeting, please register with Computershare Investor Services, Inc. and provide government-issued picture identification and evidence of share ownership as of the record date, such as an account statement, voting instruction form issued by the broker, bank or other record holder, or other acceptable document. Whether or not you intend to attend the meeting, you are encouraged to vote by proxy (see (b) below).

b.	By Proxy - If you do not plan to attend the meeting in person, you may vote by proxy in one of two ways:

i.	By authorizing the management representatives of Mitel named in the voting instruction form accompanying this proxy circular to vote your Mitel common shares. You may convey your voting instructions by:

•	Internet – Go to www.proxyvote.com and follow the instructions. You will need the 12 digit control number which is located on your voting instruction form.

•

Mail – Complete the voting instruction form in full, sign and return it as instructed on the form to your intermediary well in advance of the meeting to enable your intermediary to provide your instructions to Computershare Investor Services, Inc. by 10:00 a.m., Ottawa time, on April 24, 2018 being two business days preceding the date of the meeting (or 48 hours, exclusive of Saturdays, Sundays and statutory holidays, prior to the date any adjourned or postponed meeting is reconvened). Your shares will be voted in accordance with your instructions as received by Computershare Investor Services, Inc. on any ballot that may be called at the meeting.

ii.	You have the right to appoint some other person to attend the meeting and vote your Mitel common shares on your behalf. You may do this either by:

•	Internet – Go to www.proxyvote.com and follow the instructions. You will need the 12 digit control number which is located on your voting instruction form.

•	Mail – Print your appointee’s name in the blank space provided for the proxyholder appointment on the voting instruction form and indicate how you would like to vote your Mitel common shares. Complete the proxy form in full, sign and return it as instructed on the form to your intermediary well in advance of the meeting to enable your intermediary to provide your instructions to Computershare Investor Services, Inc. by 10:00 a.m., Ottawa time, on April 24, 2018 being two business days preceding the date of the meeting (or 48 hours, exclusive of Saturdays, Sundays and statutory holidays, prior to the date any adjourned or postponed meeting is reconvened). If there is no space for appointing a proxyholder on the voting instruction form, you may have to indicate on the voting instruction form that you wish to receive a proxy form, and then return the voting instruction form as instructed by your intermediary. In this case, the intermediary will mail a proxy form that you will need to complete, sign and return to Computershare Investor Services, Inc. by 10:00 a.m., Ottawa time, two days before the meeting, being April 24, 2018 (or 48 hours, exclusive of Saturdays, Sundays and statutory holidays, prior to the date any adjourned or postponed meeting is reconvened). Your proxyholder will decide how to vote on amendments or variations to the matters to be voted on at the meeting. Please ensure your proxyholder attends the meeting as your shares will not be voted unless your proxyholder is in attendance.

Proxies returned by intermediaries as “non-votes” because the intermediary has not received instructions from the non-registered shareholder with respect to the voting of certain shares will be treated as not entitled to vote on any matter before the meeting and will not be counted as having been voted in respect of any such matter. Shares represented by intermediary “non-votes” will, however, be counted in determining whether there is a quorum present at the meeting.

4.	Revocation of Proxies

A registered shareholder may change or revoke a proxy (i) by voting again on a later date, (ii) by depositing an instrument in writing executed by the shareholder or by the shareholder’s attorney authorized in writing (or, if the shareholder is a corporation, by an authorized officer or attorney of such corporation authorized in writing) at the registered office of Mitel at any time up to and including the last business day preceding the day of the meeting, or an adjournment thereof, at which such proxy is to be used, or with the Chairman of the meeting on the day of, but prior to commencement of, the meeting, (iii) by attending and voting in person at the meeting, or (iv) in any other manner permitted by law. If an instrument of revocation is deposited with the Chairman of the meeting on the day of the meeting, the instrument will not be effective with respect to any matter on which a vote has already been cast pursuant to such proxy. If the registered shareholder attends and votes in person at the meeting, the change or revocation will apply only to those matters on which the registered shareholder casts a ballot at the meeting.

A non-registered shareholder may change or revoke a voting instruction form that has been given to an intermediary at any time by providing new voting instructions to, or a written notice to, the intermediary or to the service company that the intermediary uses, in sufficient time for the intermediary to act on it.

5.	Voting of Proxies

The form of proxy or voting instruction form accompanying this proxy circular affords a shareholder an opportunity to specify that the shares registered in the shareholder’s name shall be voted FOR or AGAINST or WITHHELD in accordance with your instructions as indicated on your form of proxy. In the absence of instructions, your shares will be voted FOR each of the matters to be considered at the meeting. Votes WITHHELD and abstentions are counted as present or represented for purposes of determining the presence or absence of a quorum at the meeting but are not included in the number of shares present or represented and voting on each matter.

The form of proxy or voting instruction form accompanying this proxy circular confers discretionary authority upon the nominees named in the enclosed form of proxy with respect to amendments or variations of matters identified in the notice of meeting or other matters which may properly come before the meeting. As of the date of this proxy circular, management of Mitel knows of no amendment or variation of the matters referred to in the notice of meeting or other business that will be presented at the meeting. If any such matters should properly come before the meeting, management representatives of Mitel named in the enclosed form will vote on those matters in accordance with his or her best judgment.

6.	Authorized Capital and Voting Shares

The authorized capital of the Corporation consists of an unlimited number of Mitel common shares and an unlimited number of preferred shares, issuable in series, which are referred to as the preferred shares. As of the record date, Mitel had 121,097,504 Mitel common shares issued and outstanding and no preferred shares issued and outstanding. Each Mitel common share carries one vote in respect of each matter to be voted upon at the meeting. Only holders of outstanding Mitel common shares of record at the close of business on the record date will be entitled to vote at the meeting.

7.	Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Mitel common shares as of February 28, 2018 and shows the number of shares and percentage of outstanding Mitel common shares owned by:

•	each person or entity who is known by us to own beneficially 5% or more of our Mitel common shares;

•	each member of the Mitel Board;

•	each of our named executive officers, each referred to as an NEO; and

•	all members of our Board and our executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules, which generally attribute beneficial ownership of securities to each person or entity who possesses, either solely or shared with others, the power to vote or dispose of those securities. These rules also treat as outstanding all shares that a person would receive upon exercise of stock options or warrants, or upon conversion of convertible securities held by that person that are exercisable or convertible within 60 days of the determination date, which in the case of the following table is April 29, 2018. Shares issuable pursuant to exercisable or convertible securities are deemed to be outstanding for computing the percentage ownership of the person holding such securities but are not deemed outstanding for computing the percentage ownership of any other person. The percentage of beneficial ownership for the following table is based on 120,613,284 Mitel common shares outstanding as of February 28, 2018. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all Mitel common shares shown as beneficially owned by them.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner (1)	Number	Percentage of Class
Five Percent Shareholders:
Capital Research Global Investors(2)	12,688,632	10.5%
NWQ Investment Management(3)	10,813,417	9.0%
Elliott Management L.P.(4)	8,380,839	7.0%
Connor, Clark & Lunn Investment Management Ltd.(5)	6,857,823	5.7%
River Road Asset Management, LLC(6)	6,453,921	5.4%

Executive Officers and Directors:
Benjamin H. Ball (7)	291,899	0.2%
Martha H. Bejar	17,078	-
Peter D. Charbonneau (8)	208,368	0.2%
Terence H. Matthews (9)	3,005,147	2.5%
Richard D. McBee	1,163,518	1.0%
John P. McHugh	227,056	0.2%
Sudhakar Ramakrishna	78,208	0.2%
David M. Williams(10)	267,090	0.2%
Steven E. Spooner (11)	728,004	0.6%
Todd Abbott	21,250	-
Robert D. Agnes	105,977	0.1%
Graham Bevington	291,475	0.2%
All directors and executive officers as a group (15 persons)	6,727,016	5.6%

(1)	Except as otherwise indicated, the address for each beneficial owner is c/o Mitel Networks Corporation, 350 Legget Drive, Ottawa, Ontario, Canada K2K 2W7.
(2)

The number of shares is based on the shareholder’s Schedule 13G filed with the SEC on February 9, 2018. The address for Capital Research Global Investors is 333 South Hope Street, Los Angeles, CA, 90071.

(3)

The number of shares is based on the shareholder’s Schedule 13G/A filed with the SEC on February 13, 2018. The address for NWQ Investment Management is 2049 Century Park East, 16th Floor, Los Angeles, CA, 90067.

(4)	The number of shares is based on the shareholder’s Schedule 13G/A filed on February 14, 2018. The address for Elliott Management L.P. is 40 West 57th St., New York, New York, 10019.
(5)

The number of shares is based on the shareholder’s Schedule 13G filed on February 14, 2018. The address for Connor, Clark & Lunn Investment Management Ltd. is 2300-1111 West Georgia Street, Vancouver, BC, V6E 4M3.

(6)

The number of shares is based on the shareholder’s Schedule 13G filed on February 9, 2018. The address for River Road Asset Management, LLC is 462 S. 4th Street, Suite 2000, Louisville, Kentucky, 40202.

(7)

Of this total, stock options to acquire 265,320 Mitel common shares that are exercisable are registered to Francisco Partners Management, LLC. Benjamin Ball, a partner of Francisco Partners Management, LLC, has voting and investment power over the

Mitel common shares owned by Francisco Partners Management, LLC, and therefore beneficially owns the Mitel common shares held by this entity. Mr. Ball holds 26,579 Mitel common shares directly. The address for each of Francisco Partners Management LLC and Benjamin Ball is c/o Francisco Partners Management, LLC, One Letterman Drive, Building C-Suite 410, San Francisco, California, 94129.

(8)

Of this total, 13,927 Mitel common shares are registered to Mr. Charbonneau’s wife, Joan Charbonneau, for which he disclaims beneficial ownership. Includes options to acquire 152,517 Mitel common shares at exercise prices ranging from $2.61 to $10.83.

(9)

Of this total, 2,818,904 Mitel common shares are owned by Wesley Clover International Corporation (formerly Kanata Research Park Corporation), controlled by Dr. Matthews. Includes stock options to acquire 182,423 Mitel common shares that are currently exercisable. Dr. Matthews has voting and investment power over the Mitel common shares owned by Wesley Clover International Corporation (“WCIC”) and therefore beneficially owns the Mitel common shares held by WCIC. The address for WCIC and Dr. Matthews is 390 March Road, Kanata, Ontario, Canada K2K 0G7. Between March 1, 2018 and March 7, 2018, WCIC sold 1,000,000 shares of Mitel.

(10)

Of this total, 2,300 Mitel common shares are registered to Mr. Williams’ wife, June Williams, for which he disclaims beneficial ownership. Includes options to acquire 39,460 Mitel common shares at exercise prices ranging from $7.17 to $10.83.

(11)

Of this total, 5,100 Mitel common shares are registered to the Spooner Children Trust, a trust of which Mr. Spooner is one of three trustees. Includes 451,186 Mitel common shares issuable upon the exercise of options at exercise prices ranging from $3.80 to $10.11.

For the purpose of this table, which contains information that is also included in our Form 10-K filing for the year ended December 31, 2017, the term “executive officer” has the meaning ascribed to it under Rule 405 promulgated under the U.S. Securities Act of 1933, as amended, which is referred to as the 1933 Act, and the term “named executive officer”, or NEO, has the meaning ascribed to it under Item 403(a)(3) of Regulation S-K promulgated under the 1933 Act. The information with respect to beneficial ownership of our directors, NEOs and executive officers is based upon information furnished by each director, NEO or executive officer or information contained in insider reports made with the Canadian Securities Administrators.

Summary of Business to be Transacted at the Meeting

Proposal 1 Election of eight Director Nominees	☒ The Board recommends a vote FOR all Director Nominees See “Election of Directors” (Item No. 21 beginning on page 58 of this Proxy Circular)
Proposal 2 Reappointment of Deloitte LLP	☒ The Board recommends a vote FOR the reappointment of Deloitte LLP See “Appointment and Remuneration of Auditors” (Item No. 22 beginning on page 61 of this Proxy Circular)
Proposal 3 “Say on pay”	☒ The Board recommends a vote FOR the approval of Mitel’s approach to executive compensation See “Say on Pay” (Item No. 23 beginning on page 63 of this Proxy Circular)

B.	CORPORATE GOVERNANCE PRINCIPLES AND PRACTICES

Mitel is a Canadian reporting issuer and qualifies as a domestic issuer for purposes of the Exchange Act. Mitel common shares are listed on the NASDAQ and on the TSX. As a result, we are subject to, and comply with, a number of legislative and regulatory corporate governance requirements, policies and guidelines, including those of the NASDAQ, TSX, the Canadian Securities Administrators and the SEC.

In addition to compliance with governance requirements, Mitel and its management place significant emphasis on the structure of the Mitel Board and the committees of the Mitel Board in order to promote effective corporate governance of the Corporation. We have adopted corporate governance guidelines, mandates for each of the Mitel Board, Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, as well as position descriptions for a chairman of the Mitel Board, a lead director and a Chief Executive Officer. Seven of our eight directors are independent. Our independent directors meet regularly without the presence of management. Mitel has share ownership guidelines for its directors and executive officers.

We have established a Global Business Ethics and Compliance Office headed by a Compliance Officer with assistance from the Legal Department and Internal Audit Department, who report directly to the Audit Committee. The responsibilities of the Compliance Officer include (but are not limited to):

•

ensuring annual distribution and certification of our Code of Business Conduct to all of our employees, directors, officers and representatives which requires each individual to certify their compliance with the Code of Business Conduct;

•	monitoring our ethics and business practices company-wide by coordinating audits, performance assessments and providing training programs;

•	monitoring and promoting anonymous hotlines to report suspected violations; and

•	reporting to the Mitel Board and/or a Committee of the Mitel Board.

We have adopted an Insider Trading Policy for directors, officers and employees who may from time to time be in possession of material, non-public information.

Certain employees who are involved in the preparation and review of financial statements and regulatory filings execute, on an annual basis, certifications in support of the certification obligations of the Chief Executive Officer and the Chief Financial Officer pursuant to the Sarbanes Oxley Act of 2002. The certification process complements the due diligence process administered by us to support reporting obligations under the Sarbanes Oxley Act of 2002.

Our significant governance principles and practices, all of which are described below, are set forth in governance documentation available on our website at http://investor.mitel.com. These include the Mandate for the Mitel Board of Directors, Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, Corporate Governance Guidelines and Code of Business Conduct. We will provide a copy of any of these governance documents to any person, without charge, who requests a copy in writing to Investor Relations, Mitel Networks Corporation, 350 Legget Drive, Ottawa, Ontario, Canada K2K 2W7.

8.	Composition of the Mitel Board

The Mitel Board currently consists of eight members. The directors have approved a fixed number of eight directors to be elected at the meeting. Our articles of incorporation provide that the Mitel Board is to consist of a minimum of three and a maximum of fifteen directors as determined from time to time by the directors, and permit the directors to appoint additional directors in accordance with the CBCA within any fixed number from time to time. Under the CBCA, one quarter of our directors must be resident Canadians as defined in the CBCA. Under the terms of a Shareholders’ Agreement among Mitel and certain of its shareholders, certain shareholders were entitled to nominate collectively up to 2 directors and such shareholders agreed to nominate our Chief Executive Officer to serve on the Board (see “Interest of Management, Nominees and Others in Material Transactions: Review, Approval or Ratification of Transactions Involving Related Parties: Shareholders’

Agreement”). The Shareholders’ Agreement was terminated on December 6, 2017. The Board regularly assesses the need for additional directors in order to ensure that the Mitel Board is composed of individuals with diverse backgrounds, experience, competencies and independence as evaluated against criteria established from time to time by the Mitel Board.

Board Member Name	Independence	Canadian Resident	Qualifications	Director Since	Other Public Boards	Committee Memberships	Share Ownership
Terence H. Matthews Ottawa, Ontario, Canada Age: 74 Chairman, Wesley Clover International Corporation; Chairman and/or Director of a number of other companies	Yes	Yes

•   Chairman of Wesley Clover International, an investment management firm

•   Since 1972, when he co-founded Mitel, Dr. Matthews has either founded or funded more than 100 companies, including Newbridge Networks, which went on to become a leader in the worldwide data networking industry

•   Chairman or a Director of private and publicly traded companies

•   Honours degree in electronics from the University of Wales, and is a Fellow of the Institute of Electrical Engineers and of the Royal Academy of Engineering

•   Appointed Officer of the Order of the British Empire, (1994) and in 2001 was awarded a Knighthood. In 2017 he was appointed to the Order of Canada

				February, 2001	2	N/A	2,818,904(1)
Richard D. McBee Dallas, Texas, U.S.A. Age: 54 Chief Executive Officer and President of the Corporation	No	No

•   25 years of experience in the telecommunications industry

•   Under his leadership, Mitel has doubled revenue to more than $1 billion, emerged as a global leader in the business communications market with #1 market share in Europe and the fastest growing cloud communications business in the world

•   Previously served as President of the Communications and Enterprise Group of Danaher Corporation; a series of senior management positions at Tektronix including Senior Vice President and General Manager, Communications Business Unit; Senior Vice President of Worldwide Sales, Service and Marketing; and Vice President of Marketing and Strategic Initiatives

•   Master’s Degree in Business Administration from the Chapman School of Business and Economics and a Bachelor of Science degree from the United States Air Force Academy

				January, 2011	N/A	N/A	298,581

Board Member Name	Independence	Canadian Resident	Qualifications	Director Since	Other Public Boards	Committee Memberships	Share Ownership
Benjamin H. Ball San Francisco, California, U.S.A. Age: 52 Managing Director of Francisco Partners L.P.	Yes	No

•   Partner of Francisco Partners Management, LLC, which is a leading private equity firm focused on investing in the information technology market

•   Currently sits on the Compensation Committees for Webtrends Inc and Watchguard Technologies, Inc. and on the Board of Cross Match Technologies

•   Previously served as a director and compensation committee member at Foundation 9 Entertainment, Inc., EF Johnson Technologies, Inc and Metaswitch Inc.

•   Responsible for hiring and retaining corporate level executives for each company

•   Bachelor of Arts degree from Harvard College and an MBA from Stanford Graduate School of Business

				October, 2007	N/A	Chair of the Compensation Committee Member of the Nominating and Corporate Governance Committee	291,899(2)
Martha H. Bejar Medina, Washington, U.S.A. Age: 55 Chairman of Red Bison Advisory Group, LLC; interim CEO of Unium Inc.	Yes	No

•   Co-founder and Chief Executive Officer of Red Bison Advisory Group, LLC where she participates in the preparation of the financial statements

•   Interim Chief Executive Officer of Unium Inc. On February 25, 2018, Nokia announced the acquisition of Unium. Upon closing of this transaction, Ms. Bejar will step down as CEO.

•   Previously held executive positions including CEO and Director of Flow Mobile, Chair and CEO of Wipro Infocrossing Cloud Computing Services (a Wipro Company), Corporate VP for the Communications sector at Microsoft and several positions at Nortel Networks

•   Currently sits on the Audit Committee for CenturyLink and previously sat on the Audit Committee for Polycom, Inc.

•  Advanced Management Program degree from Harvard University Business School, Bachelor of Science degree in Industrial Engineering from the University of Miami and an MBA from Nova Southeastern University.

				March, 2017	1	Member of the Audit Committee Nominating and Corporate Governance Committee	16,039
Peter D. Charbonneau Ottawa, Ontario, Canada Age: 64 Independent Corporate Director	Yes	Yes

•   Currently sits on the Board of Surgical Safety Technologies Inc. and is a Director and Chairman of both the Audit Committee and Nominating and Governance Committee of Teradici Corporation.

•   Served as a general partner at Skypoint Capital Corporation, an early-stage technology venture capital firm from 2001 to 2015

•   Previously served as CFO and COO of Newbridge Networks Corporation

•   Served as a Director and on the Audit Committee of Teradici Corporation, CBC/Radio Canada, Telus Corporation, Breconridge Corporation, Cambrian Systems, Inc., CounterPath Corporation, March Networks Corporation and Jennerex, Inc.

•   Worked as an accountant at Deloitte LLP (as it is now known) from 1977 to 1986

•   Bachelor of Science from University of Ottawa, an MBA from the University of Western Ontario and is a Fellow of the Chartered Professional Accountants of Ontario

•   ICD.D certification from the Institute of Corporate Directors of Canada

				February, 2001	N/A	Chair of Audit Committee Chair of Nominating and Corporate Governance Committee	41,924(3)

Board Member Name	Independence	Canadian Resident	Qualifications	Director Since	Other Public Boards	Committee Memberships	Share Ownership
John P. McHugh San Jose, California, U.S.A. Age: 57 General Manager and Senior Vice President, Commercial Business Unit at NETGEAR, Inc.	Yes	No	• General Manager and Senior VP, Commercial Business Unit of NETGEAR, Inc. • Previously held executive roles such as Chief Marketing Officer for Brocade Communications Systems, Inc. and VP and General Manager roles at Nortel Networks and Hewlett Packard • Reviewed, designed and implemented numerous compensation plans for a wide range of businesses. • Bachelor of Science degree in Electrical Engineering and in Computer Science from Rose-Hulman Institute of Technology.	March, 2010	N/A	Member of Compensation Committee Nominating and Corporate Governance Committee	83,208
Sudhakar Ramakrishna Saratoga, California, U.S.A. Age: 50 Chief Executive Officer for Pulse Secure LLC	Yes	No	• Director and CEO of Pulse Secure, LLC since July 2015 • Sits on the Board of HealthiPASS Inc. • Previously Senior VP and General Manager for the Enterprise and Service Provider Division of Citrix, President of Products and Services for Polycom and senior leadership roles at Motorola, 3COM and U.S. Robotics • Holds a Master’s degree in Computer Science from Kansas State and an MBA from Northwestern University’s Kellogg School of Management	May, 2016	N/A	Member of Audit Committee Nominating and Corporate Governance Committee	30,708
David M. Williams Toronto, Ontario, Canada Age: 76 Independent Corporate Director	Yes	Yes

•   Serves on the Board of Directors of several Canadian companies including Jamieson Wellness Inc. (Chair), Morrison Lamothe Inc. (Chair), Mattamy Homes Corporation (Lead Director) and PC Financial Bank

•   Held CEO and CFO roles in large public and non-public corporations including Loblaw Companies Ltd., Shoppers Drug Mart Corp. and Workplace Safety & Insurance Board

•   Extensive experience in areas such as salary administration, compensation reward programs, pension plan design and administration, labour relations, health and safety, succession planning, organizational design and transformation, and merger integrations

•   Member of the Chartered Professional Accountants of Ontario and graduate of the ICD Corporate Governance College

				January, 2014	1	Member of Compensation Committee Nominating and Corporate Governance Committee	225,330(3)

(1)	Between March 1, 2018 and March 7, 2018, WCIC sold 1,000,000 shares of Mitel.
(2)

Certain funds managed by Francisco Partners LLC, of which Mr. Ball is a Principal, own or control, directly or indirectly, 265,320 Mitel common shares and Mr. Ball owns 26,579 Mitel common shares directly. For more information, see “Security Ownership of Certain Beneficial Owners and Management.”

(3)

Certain spouses of nominees own Mitel common shares. For more information see “Security Ownership of Certain Beneficial Owners and Management.” The relevant nominees disclaim beneficial ownership of such Mitel common shares.

9.	Independence and Other Considerations for Director Service

A majority (seven of eight) of our nominated directors are considered “independent”, as defined under the NASDAQ rules and for purposes of Canadian securities laws. For purposes of the NASDAQ rules, an independent director means a person other than an executive officer or employee of the company or any other individual having a relationship which, in the opinion of the company’s board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. A director is considered to be independent for the purposes of Canadian securities laws if the director has no direct or indirect material relationship to the company. A material relationship is a relationship that could, in the view of the Mitel Board, be reasonably expected to interfere with the exercise of a director’s independent judgment. Certain individuals, such as employees and executive officers of Mitel, are deemed by Canadian securities laws to have material relationships with the Corporation.

The Audit Committee reviews related-party transactions on a quarterly basis and has determined that relationships with companies affiliated with Dr. Matthews are not material and have been at arm’s-length and therefore the Mitel Board is satisfied that Dr. Matthews is independent.

Our non-independent nominated director is Richard McBee. Our Board determined that Richard McBee is non-independent as he is the Chief Executive Officer and President of the Corporation.

We have an independent chairman, separate from our Chief Executive Officer. The Corporation believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is appropriate at this time in light of the Corporation’s business and operating environment. As chairman, Dr. Matthews’ role is to promote the Mitel Board’s effectiveness in providing oversight to the Corporation. In particular, the chairman has the responsibility to:

•	preside over Board meetings in an efficient and effective manner that is compliant with governance policies and procedures;

•	in conjunction with the Chief Executive Officer, communicate and maintain relationships with the Corporation, its shareholders and other stakeholders;

•	set Board meeting agendas based on input from directors and senior management;

•	work cooperatively with the lead director in fulfilling the lead director’s mandate and, in the event of a conflict in their duties, yield to the lead director; and

•	carry out other duties, as requested by the Mitel Board or the Chief Executive Officer.

The Board has also appointed a lead independent director, Peter Charbonneau, who is referred to as the Lead Director. The responsibility of our Lead Director is to provide additional independent leadership to the Mitel Board and to ensure that it functions in an independent and open manner. Together with the chairman of the Mitel Board, the Lead Director ensures that the Mitel Board understands its responsibilities and communicates effectively with its subcommittees and with management. Our Lead Director is also chairman of our Nominating and Corporate Governance Committee, and ensures that the independent directors hold meetings at which non-independent directors and management are not in attendance. There were four such meetings held during the year ended December 31, 2017.

The attendance record of each director of the Mitel Board for all board and board committee meetings for the year ended December 31, 2017 is as follows:

Director	Board and Committee Attendance for Fiscal Year 2017
	Board Meetings (10 meetings)	Audit Committee Meetings (5 meetings)	Compensation Committee Meetings (6 meetings)	Nominating and Corporate Governance Committee Meetings (4 meetings)
Terence H. Matthews(1)	90% (9/10)	-	-	100% (1/1)
Richard D. McBee	100%	-	-	-
Benjamin H. Ball	100%	-	100%	100%
Martha H. Bejar(2)	100% (8/8)	100% (4/4)	-	100% (3/3)
Peter D. Charbonneau	100%	100%	-	100%
John P. McHugh(3)	90% (9/10)	100%	100%	100%
Sudhakar Ramakrishna	80% (8/10)	100%	-	100%
David M. Williams	100%	-	100%	100%

(1)	Terence Matthews stepped down from the Nominating and Corporate Governance Committee on April 6, 2017.
(2)	Martha Bejar was appointed to the Board on March 10, 2017 and joined the Audit Committee and Nominating and Corporate Governance Committee on April 6, 2017.
(3)	John McHugh stepped down from the Audit Committee on April 6, 2017.

The Mitel Board encourages, but does not require, its directors to attend the Corporation’s annual meeting of shareholders. Mr. McBee, Dr. Matthews and Mr. Charbonneau attended the 2017 annual meeting of shareholders.

10.	Mandate of the Mitel Board and Corporate Governance Guidelines

The mandate of the Mitel Board is to oversee corporate performance and to provide quality, depth and continuity of management so that we can meet our strategic objectives. We have attached our board mandate as Appendix A to the Proxy Circular. In particular, the Mitel Board focuses its attention on the following key areas of responsibility:

•	appointing and supervising the Chief Executive Officer and other senior officers;

•	supervising strategy implementation and performance;

•	monitoring our financial performance and reporting;

•	identifying and supervising the management of the Corporation’s principal business risks;

•	monitoring the legal and ethical conduct of the Corporation;

•	maintaining shareholder relations; and

•	developing and supervising our governance strategy.

The Mitel Board discharges many of its responsibilities through its standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. Other committees may be formed periodically by the Mitel Board to address specific issues that are not on-going in nature. The duties and responsibilities delegated to each of the standing committees are prescribed in the respective charter of each standing committee.

Position Descriptions & Charters

The Mitel Board has developed and implemented a written position description for each of the chairman, the Lead Director and the Chief Executive Officer. Committees of the Mitel Board each have a committee charter that sets out the mandate of the committee, which includes the responsibilities of the chair of each committee. For each of the committees, the chair is responsible for the leadership of the committee, including preparing the meeting agendas, presiding over the meetings, making committee assignments and reporting to the Board.

Process for Recommending Candidates for Election to the Mitel Board of Directors

The Nominating and Corporate Governance Committee is responsible for, among other things, determining the criteria for membership to the Mitel Board and recommending candidates for election to the Mitel Board. The criteria and process for evaluating and identifying the candidates that it recommends to the full Mitel Board for selection as director nominees are as follows:

•	The Nominating and Corporate Governance Committee regularly reviews the current composition and size of the Mitel Board.

•

The Nominating and Corporate Governance Committee oversees an annual evaluation of the performance of the Mitel Board as a whole and each Committee and evaluates the performance of individual members of the Mitel Board eligible for re-election at the annual meeting of the shareholders.

•

In its evaluation of the director candidates, including the members of the Mitel Board eligible for re-election, the committee seeks to achieve a balance of knowledge, experience and capability on the Mitel Board and considers:

[o]	the current size and composition of the Mitel Board and the needs of the Mitel Board and the respective committees of the Mitel Board;

[o]	factors such as issues of character, judgement, diversity, age, expertise, business experience, length of service, independence, other commitments and the like; and

[o]	such other factors as the Nominating and Corporate Governance Committee may consider appropriate.

•

In evaluating and identifying candidates, the Nominating and Corporate Governance Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any search firm.

•	After completing its review and evaluation of the director candidates, the Nominating and Corporate Governance Committee recommends the director nominees to the full Mitel Board for selection.

•

The Nominating and Corporate Governance Committee may also consider recommendations for nomination from other sources and interested parties, including Mitel’s officers, directors and shareholders. In considering these recommendations, the Nominating and Corporate Governance Committee utilizes the same standards described above, and considers the current size and composition of the Board, and the needs of the Board and its committees.

•

Shareholders may also submit a shareholder proposal which includes nominees for a director to be included in Mitel’s proxy materials for an annual meeting of shareholders. Shareholders who wish to submit any shareholder proposal, including a proposal for director nominees, as permitted under the CBCA, may address their shareholder proposal, including any notice on Schedule 14N, in writing to Mitel Networks Corporation, 350 Legget Drive, Ottawa (Kanata), ON, K2K 2W7, Attention: Corporate Secretary. In order for a shareholder’s director nominee to be included in Mitel’s proxy materials for an annual general meeting of shareholders, such shareholder proposal must comply with applicable Canadian law and the rules and regulations of the SEC. We will consider such shareholder proposal (and any proposal made pursuant to Rule 14a-8 of the Exchange Act) for inclusion in the proxy materials for the 2018 annual meeting only if our Corporate Secretary receives such proposal on or before the close of business on Monday, January 22, 2018 (which is the deadline for submitting shareholder proposals under the CBCA).

Orientation and Continuing Education

Director orientation and continuing education is conducted by the Nominating and Corporate Governance Committee. All newly elected directors are provided with a comprehensive orientation on our business and operations. This includes familiarization with our reporting structure, strategic plans, significant financial, accounting and risk issues, compliance programs, policies and management and the external auditor. Existing directors are periodically updated in respect of these matters.

For the purposes of orientation, new directors are given the opportunity to meet with members of the executive management team to discuss the Corporation’s business and activities. The orientation program is designed to assist the directors in fully understanding the nature and operation of our business, the role of the Mitel Board and its committees, and the contributions that individual directors are expected to make.

Members of the Corporation’s senior management team are frequently invited to present to the Board on a range of topics including sales and marketing strategy, programs, new product introduction (including product demonstrations) and investor and industry analyst relations.

In addition, the Board and Committees of the Board frequently include continuing education topics on their respective meeting agendas which may include presentations on relevant topics provided by experts in corporate governance, from members of the legal and accounting profession, the Corporation’s auditiors and from members of the Corporation’s senior management team. Directors are also provided access to continuing education programs (the cost of which is reimbursed by the Corporation).

Director Term Limits and Mechanisms of Board Renewal

The Mitel Board has determined that fixed term limits for directors should not be established. The Mitel Board is of the view that such a policy would have the effect of forcing directors off the Mitel Board who have developed, over a period of service, increased insight into the Corporation and who, therefore, can be expected to provide an increasing contribution to the Mitel Board.

At the same time, the Mitel Board recognizes the value of some turnover in board membership to provide on-going input of fresh ideas and views. The Corporation’s director retirement policy provides that a director may not be appointed or elected as a director once that person has reached 75 years of age, unless the Mitel Board makes an exception to this policy. David Williams turned 75 on January 16, 2017. In light of Mr. Williams’ extensive experience, qualifications, ongoing contributions and continuing commitment, the Mitel Board has approved an exception to our director retirement policy. Accordingly, the Mitel Board has exercised its discretion to allow Mr. Williams to stand for re-election at the Meeting.

The Mitel Board has had some turnover during the last five years. Of the eight members who served as directors during the year ending December 31, 2017, three directors joined the Mitel Board within the last five years.

•	Martha Bejar joined the Mitel Board on March 10, 2017,

•	Sudhakar Ramakrishna joined the Mitel Board on May 14, 2015, and

•	David Williams joined the Mitel Board on January 31, 2014

The average age of the Mitel Board is 60 years and the average tenure of its members is 8 years.

Board Diversity and Inclusion

In March 2018 the Board formally adopted a Board Diversity Policy.

Mitel believes in diversity and values the benefits diversity can bring to its Board. For the purposes of Board composition, diversity includes, but is not limited to, business experience, geography, age, gender, disability, ethnicity, and aboriginal status. Board diversity promotes the inclusion of different perspectives and ideas, and ensures that the Corporation has the opportunity to benefit from all available talent. The promotion of a diverse Board makes prudent business sense, helps maintain a competitive advantage and makes for better corporate governance.

The Corporation seeks to maintain a Board comprised of talented and dedicated directors whose skills and backgrounds reflect the diverse nature of the business environment in which the Corporation operates. Accordingly, the composition of the Board is intended to reflect a diverse mix of skills, experience, knowledge and backgrounds, including an appropriate number of women directors.

The Corporation will periodically assess the skills, experience, knowledge and backgrounds of its directors in light of the needs of the Board, including the extent to which the current composition of the Board reflects a diverse mix of skills, experience, knowledge and backgrounds, including an appropriate number of women directors. The Corporation believes promotion of diversity is best served through careful consideration of all of the knowledge, experience, skills and backgrounds of each individual candidate for director in light of the needs of the Board without focussing on a single diversity characteristic and, accordingly, has not adopted targets regarding gender diversity on the Board.

The Corporation is committed to a merit based system for Board composition, which reflects a diverse and inclusive culture where directors believe that their views are heard, their concerns are attended to and they serve in an environment where bias, discrimination and harassment on any matter are not tolerated. When identifying suitable candidates for appointment to the Board, the Corporation will consider candidates on merit against objective criteria having due regard to the benefits of diversity and the needs of the Board. When recruiting new candidates for appointment, search protocols will go beyond the networks of existing Board members and will incorporate diversity, including identification of women candidates, as a component. Any search firm engaged to assist the Board or the Nominating and Corporate Governance Committee in identifying candidates for appointment to the Board shall be directed to include women candidates and women candidates will be included in the Board’s evergreen list of potential Board nominees.

Annually, the Nominating and Corporate Governance Committee will review the Board Diversity Policy and assess its effectiveness in promoting a diverse Board which includes an appropriate number of women directors.

The Corporation takes a similar approach when identifying candidates for executive officer positions, considering both competencies and personal attributes, including gender diversity, to build the strongest leadership team for the Corporation. Although the Corporation has not adopted a target at the executive officer level due to the small size of this group, gender diversity is one of several key factors that the Corporation takes into consideration in identifying qualified candidates to serve as executive officers of Mitel. For example, in late 2017 we became a “Lean In” partner and have launched a forum for women executives and senior leadership team members to experience and champion within local offices of the Corporation. Commencing this year, we are encouraging participation from all levels within the Corporation. In addition, in 2016 and again in 2017, we participated in McKinsey’s “Women in the Workplace” survey to help the Corporation better baseline gender diversity through inclusion.

Assessments

The Nominating and Corporate Governance Committee annually assesses the effectiveness of the Mitel Board and each Committee assesses its own effectiveness. The assessment includes an on-line survey as well as one-on-one peer interviews undertaken by the Chair of the Nominating and Corporate Governance Committee. The results from the surveys and the interviews are reviewed by the appropriate Committee and, if necessary, changes are considered and implemented. The results for each Committee are reported to the Nominating and Corporate Governance Committee where same are reviewed and discussed.

The Nominating and Corporate Governance Committee also conducts a skillset survey of the Board members annually. See roles and responsibilities of the Nominating and Corporate Governance Committee on page 20 of this Proxy Circular. Also see “Process for Recommending Candidates for Election to the Mitel Board of Directors” on page 14.

SKILLSET MATRIX
• Executive Leadership/Strategic Planning	• Financial Expertise
• Intellectual Property	• Mergers & Acquisitions/Integration
• International Business	• Government/Regulatory
• Voice/Data Networking Technology	• Marketing – voice/data/enterprise/service
• Sales – voice/data/enterprise/service	• Go-to-market – voice/data, enterprise/service
• Cloud – SaaS Delivery and Business Models	• Emerging Markets
• Service Provider	• Technology Alliances and Developer Ecosystems

11.	Code of Business Conduct

The Mitel Board has established the Code of Business Conduct, or Code which governs the conduct of the Mitel Board and Mitel’s executives, employees, contractors and agents, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code, as amended, may be obtained, without charge, either on-line at http://investor.mitel.com/corporate-governance or, upon request, by contacting the “Global Business Ethics and Compliance Office” of the Corporation at 350 Legget Drive, Ottawa, Ontario, Canada, K2K 2W7, phone number: 613-592-2122.

Responsibility for ensuring compliance with the Code of Business Conduct rests with our Global Business Ethics and Compliance Office, which is referred to as the Compliance Office, under the guidance of its director, who is also the general counsel of the Corporation. The Compliance Office ensures that the Code of Business Conduct is distributed throughout the Corporation, monitors the ethics of our business practices, investigates potential breaches of the Code and engages in education on compliance with the Code of Business Conduct. The Audit Committee periodically reviews the ethics monitoring conducted by the Compliance Office and updates the Code of Business Conduct as required. The chair of the Audit Committee reports the results of his or her reviews to the Mitel Board following Audit Committee meetings and keeps the Mitel Board apprised of matters considered by the committee.

Directors are prohibited by the Code of Business Conduct from engaging in transactions on our behalf in which that director has, or a family member of that director has, a substantial beneficial interest. Among other things, this means that a director may not hold a financial interest in a customer, supplier or competitor of ours or our subsidiaries; notwithstanding this prohibition, a director may own $25,000 worth of stock or two percent of a publicly owned corporation, whichever is greater. Permission to deviate from these rules must be obtained from the Mitel Board. Moreover, prior to commencing service on the Mitel Board, directors are required to disclose all potential conflicts of interest to the Corporate Secretary. If potential conflicts arise during a director’s tenure on the Mitel Board, such conflicts must be immediately disclosed to the Corporate Secretary. Where a conflict of interest exists, a director is required by statute to abstain from voting on the matter and, by corporate policy, is also required to recuse him or herself from any discussion on any matter in respect of which a conflict of interest precludes the director from voting.

12.	The Role of the Mitel Board of Directors in Risk Oversight

Mitel believes that risk is inherent in innovation and the pursuit of long-term growth opportunities. Mitel’s management is responsible for day-to-day risk management activities. The Mitel Board, acting directly and through its committees, is responsible for the oversight of Mitel’s risk management. With the oversight of the Mitel Board, the Corporation has implemented practices and programs designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase shareholder value.

Mitel’s management has implemented an enterprise risk management, or ERM, program designed to work across the business to identify, assess, govern and manage risks and our response to those risks.

The Audit Committee, which oversees our financial and risk management policies, receives regular reports on ERM from management. The Audit Committee meets regularly with our chief financial officer, our independent auditor, the head of internal audit, and other members of senior management to discuss our major financial risk exposures, financial reporting, internal controls, compliance risk, and key operational risks.

As part of the overall risk oversight framework, other committees of the Mitel Board also oversee certain categories of risk associated with their respective areas of responsibility.

Each committee reports regularly to the full Mitel Board on its activities. In addition, the Mitel Board participates in regular discussions among its members and with Mitel’s senior management covering many core subjects, including strategy, operations, finance, and legal and public policy matters, in which risk oversight is an inherent element.

13.	Board Committees

The Mitel Board has established three standing committees to assist it in carrying out its responsibilities: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each Committee meets periodically throughout the year, reports its actions and recommendations to the Board, receives reports from management, annually evaluates its performance and has the authority to retain outside advisors at its discretion. The current primary responsibilities of each committee are summarized below and set forth in more detail in each Committee’s written charter, which can be found on the Corporation’s website at www.mitel.com. All Committee members are independent under Corporation, NASDAQ, SEC and the independence requirements of Canadian securities rules applicable to Board and Committee service, and the Board has determined that each of these directors is financially literate and at least one member of the Audit Committee is an “audit committee financial expert” as defined under SEC rules.

AUDIT COMMITTEE

Committee Members	Committee Roles and Responsibilities

Martha Bejar Sudhakar Ramakrishna Peter Charbonneau, Chair

•    Selects and oversees the independent auditors

•    Involved in selecting the independent auditors’ lead audit partner

•    Oversees our financial reporting activities, including our financial statements, annual report and accounting standards and principles

•    Discusses with management the Corporation’s risk assessment and risk management framework

•    Approves audit and non-audit services provided by the independent auditors

•    Reviews the organization, scope and effectiveness of the Corporation’s internal audit function, disclosures and internal controls

•    Sets parameters for and monitors the Corporation’s hedging and derivatives practices

•    Provides oversight for the Corporation’s ethics and compliance programs

•    Monitors the Corporation’s litigation and tax compliance

•    Discusses information technology systems and related security

•    Reviews and approves related party transactions and prepares reports for the Mitel Board on such related party transactions

•    Has access to all books, records, facilities and personnel and may request any information about the Corporation as it may deem appropriate

•    May retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Committee

The Mitel Board has determined that all members of the Audit Committee meet the independence requirements of the rules and regulations of the NASDAQ and the SEC and the independence requirements of Canadian securities rules, and that all are financially literate. Peter Charbonneau (Chairman) has been identified as an “audit committee financial expert” as such term is defined by applicable U.S. securities laws.

All members of the Audit Committee have experience reviewing financial statements and dealing with related accounting and auditing issues. See relevant education and experience in the table in section 8 – “Composition of the Mitel Board” on page 8.

COMPENSATION COMMITTEE

Committee Members	Committee Roles and Responsibilities

John McHugh David Williams Benjamin Ball, Chair

•    Recommends the Chief Executive Officer’s compensation to the Board and establishes the compensation of other executive officers

•    Establishes, oversees and administers the Corporation’s equity compensation and employee benefit plans

•    Reviews incentive compensation arrangements to ensure that incentive pay does not encourage unnecessary risk-taking and reviews and discusses the relationship between risk management policies and practices, corporate strategy and executive compensation

•    Recommends to the Board the compensation of directors

•    Provides oversight of the Corporation’s diversity and immigration practices and employee relations

•    Furnishes an annual Compensation Committee Report on executive compensation and approves the Compensation Discussion and Analysis section in the Corporation’s proxy circular

•    Conducts annual reviews of our succession plan, reviews our policies regarding loans to directors and senior officers and monitors and maintains our insider trading policy

The Mitel Board has established a Compensation Committee, the purpose of which is to assist the Mitel Board in establishing fair and competitive compensation and performance incentive plans. All members of the Compensation Committee qualify as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code as amended (the “Tax Code”), qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and are independent, as determined by the Mitel Board in accordance with NASDAQ independence rules and Canadian securities rules including the Chairman who is responsible for the leadership of the committee and the fulfilment by the committee of its mandate.

The current members of the Compensation Committee have experience reviewing executive compensation. See relevant education and experience in the table in section 8 – “Composition of the Mitel Board” on page 8.

Compensation Committee Interlocks and Insider Participation

There were no reportable interlocks or insider participation affecting the Corporation’s Compensation Committee during the year ended December 31, 2017. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee. None of the members of Mitel’s Compensation Committee is a current or former officer of Mitel. See “Interest of Management, Nominees and Others in Material Transactions — Review, Approval or Ratification of Transactions involving Related Parties” below for a description of related-person transactions.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Committee Members	Committee Roles and Responsibilities

Benjamin Ball Martha Bejar John McHugh Sudhakar Ramakrishna David Williams Peter Charbonneau, Chair

•    Assists in identifying and/or recommending director candidates for election

•    Oversees and assesses the functioning of the Board and the committees of the Board

•    Implementation and assessment of effective corporate governance principles

•    Conducts annual surveys of directors regarding effectiveness of the Board, the Chairman and each director, each committee and its chairman, and the individual directors

•    Annually assesses the effectiveness of the Board and each committee and makes recommendations to the Board

All of the members of the Nominating and Corporate Governance Committee, including the Chairman, are independent directors, as determined by the Mitel Board in accordance with NASDAQ independence rules and Canadian securities rules, ensuring the committee receives diverse input into the Corporation’s board nomination process and functions independently.

14.	Director Compensation

Annual compensation for non-employee directors for 2017 was comprised of the following components:

	Cash Retainer(1)	Restricted Stock Units (“RSUs”)
Board member retainer	$50,000	14,500	(2)
Chair of the Board	$75,000
Chair of the Audit Committee	$25,000
Member of the Audit Committee	$15,000
Chair of the Compensation Committee	$15,000
Member of the Compensation Committee	$10,000
Chair of the Nominating and Corporate Governance Committee	$12,000
Member of the Nominating and Corporate Governance Committee	$8,000

(1)

Cash retainer for each non-employee director was paid quarterly. Directors can elect to receive RSUs in lieu of cash. The RSUs that are received in lieu of cash are granted quarterly and vest immediately. Mitel common shares are distributed to the director upon vesting.

(2)

The RSUs cliff vest at the end of the calendar year and are settled for Mitel common shares. Should a director leave before the end of the calendar year (other than for cause), vesting of the annual grants is pro-rated and the remaining unvested equity awards terminate. The pro-rated RSUs will continue to cliff vest at the end of the calendar year. RSUs are valued using the closing price per Mitel common share on the NASDAQ on the date of grant.

New directors receive an initial grant of 45,000 stock options upon election or appointment, which vest in thirds each year on the anniversary of the date of grant. The strike price of each stock option is the closing price per Mitel common share on the NASDAQ on the date of grant. Stock options granted to Martha Bejar, who joined the Board in 2017, were granted under the 2014 Equity Incentive Plan (“2014 Equity Plan”).

A director is reimbursed for any out-of-pocket expenses incurred in connection with attending Mitel Board or committee meetings, as well as Canadian tax return preparation fees for non-Canadian directors.

For the year ended December 31, 2017, each non-employee director could elect to receive the above retainers in cash, in the form of equity awards or a mix of both. RSUs were granted pursuant to the 2014 Equity Plan and 2017 Omnibus Equity Plan (“2017 Equity Plan”). In May 2017, the Compensation Committee approved the recommendation to discontinue the granting of stock options (except for the initial grant) for non-employee directors based on institutional investor preference for the use of other compensation vehicles such as RSUs.

There were 52,106 stock options exercised by non-employee directors during the year ended December 31, 2017. There were 86,554 RSUs which vested for non-employee directors during the year ended December 31, 2017.

The Compensation Committee has reviewed directors’ compensation for the year ended December 31, 2017 and preceding years. In fiscal 2014, 2015, 2016 and for part of 2017, the Compensation Committee retained Radford a part of Aon Hewitt, a business unit of Aon plc (“Radford”), for assistance to ensure that our director compensation packages remain competitive within our industry. In November 2017, the Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian”).

There are no loans or other indebtedness outstanding from the Corporation or any subsidiary to any of its directors, nor has any director received any financial assistance from the Corporation or from any subsidiary.

In accordance with our Insider Trading Policy, directors are prohibited from hedging or otherwise undermining their alignment with shareholder interests resulting from their holdings of Mitel common shares and equity compensation awards.

The following table sets forth a summary of compensation paid for the year ended December 31, 2017 to the non-executive directors:

Name	Fees earned ($)	Share-based awards ($) (1)	Option-based awards ($) (2)	Total ($)
Benjamin H. Ball (3)	73,000	93,815	0	166,815
Martha H. Bejar (4)	28,069	123,340	128,700	280,110
Peter D. Charbonneau	87,000	93,815	0	180,815
Terence H. Matthews	0	219,993	0	219,993
John P. McHugh	0	165,565	0	165,565
Sudhakar Ramakrishna	73,000	93,815	0	166,815
David M. Williams	68,000	93,815	0	161,815

(1)

The compensation value of share-based awards is based on the fair value of the award on the grant date which is equal to the closing Mitel stock price on the same day. The grant-date fair value of awarded RSUs is expensed on a straight-line basis over the vesting period of the award.

(2)

The compensation value of option-based awards is based on the fair value of the award on the grant date using the Black-Scholes option-pricing model for each award. The grant-date fair value of awarded options is expensed on a straight-line basis over the employee service period, which is the vesting period of the award. Assumptions used in the Black-Scholes option-pricing model are summarized as follows:

Year Ended December 31, 2017
Risk-free interest rate	1.77%
Dividends	0.0
Expected volatility	51.4
Annual forfeiture rate	0.0
Expected life of the options	5 years
Weighted average fair value per option	$2.89

(3)

At the direction of Mr. Ball, RSUs granted in connection with Mr. Ball acting as a director of the Corporation were granted to Francisco Partners Management, LLC of which Mr. Ball is a partner. Commencing in 2018, director compensation will be paid directly to Mr. Ball.

(4)	Martha Bejar joined the Board on March 10, 2017.

Non-Employee Director Share Ownership

Mitel’s corporate governance policies include share ownership guidelines for non-employee directors and executives (see Executive Share Ownership Guidelines on page 36). The guidelines require that each non-employee director own Mitel common shares having a value equal to at least three times the regular annual cash retainer, with a five-year period to attain that ownership level and as of February 28, 2018, all non-employee directors are in compliance with this requirement. Executives and directors who do not hold the requisite number of Mitel common shares at the end of the applicable period will be required to hold 100% of any shares received as a result of any equity awards granted to them (net of shares sold or withheld to pay the exercise price of stock options or sold to pay the withholding tax). To facilitate share ownership, part of the non-employee directors’ compensation is an annual grant of RSUs. The equity awards issued are granted under the 2014 Equity Plan and 2017 Equity Plan.

All non-employee directors meet this criteria in that they had either already attained or still have time left to achieve the required level of share ownership.

15.	Communication with the Mitel Board

Shareholders and other interested parties may contact the Corporation’s directors or independent directors in writing, as a group or individually, by directing their correspondence to the attention of Mitel Investor Relations, Mitel Networks Corporation, 350 Legget Drive, Ottawa (Kanata), Ontario, Canada, K2K 2W7. Shareholders and other interested parties may also contact the Corporation’s directors by calling 1-613-592-2122 and asking for the Corporate Secretary’s office. The corporate secretary will log incoming information and forward appropriate messages promptly to the director(s). Communications are distributed to the board or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication.

Certain items that are unrelated to the duties and responsibilities of the Board will not be distributed to the Board, such as mass mailings, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is inappropriate or unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any non-employee Director upon request.

Communications that include information better addressed by the Audit Committee will be addressed directly by that Committee.

C.	COMPENSATION DISCUSSION AND ANALYSIS

16.	Executive Officer Compensation

INTRODUCTION

The following Compensation Discussion & Analysis, referred to as the CD&A, describes the philosophy, objectives and structure of our 2017 executive compensation program. This CD&A is intended to be read in conjunction with the information provided at pages 40 to 46, which provide further historical compensation information for our following NEOs:

EXECUTIVE NAME	EXECUTIVE TITLE

RICHARD D. MCBEE	CHIEF EXECUTIVE OFFICER AND PRESIDENT
STEVEN E. SPOONER	CHIEF FINANCIAL OFFICER
GRAHAM BEVINGTON	EVP OF BUSINESS DEVELOPMENT
TODD ABBOTT	EVP, GLOBAL SALES AND SERVICES
ROBERT D. AGNES	EVP AND PRESIDENT, MITEL PRODUCTS AND SOLUTIONS
BALAGOPAL KUMAR (1)	PRESIDENT, MITEL MOBILE

(1)	Mr. Kumar ceased to be an employee of Mitel on February 28, 2017.

Quick CD&A Reference Guide

Executive Summary

•   Mitel’s Compensation Philosophy and Governance Practices

[o]   Outreach and Program Enhancements – What we heard | What we did

•   Compensation Program Structure

•   Business Performance and Results

•   Pay Outcomes and Alignment with Corporate Performance

Section I
Compensation Decision-Making Process • The Compensation Process	Section II
Elements of Compensation • Base Salary • Annual Incentive Awards • Long-Term Incentive (“LTI”) Awards	Section III
Additional Compensation Policies and Practices • Anti-Hedging • Ownership Guidelines • Employment Agreements, Termination and Change of Control • Deductibility of Executive Compensation	Section IV
Summary of Compensation Decisions for 2018 • Base Salary • Annual Incentives • Long Term Incentives	Section V

I.	Executive Summary

Mitel’s Compensation Philosophy and Governance Practices

Mitel’s compensation program for executive officers is designed to attract, retain, motivate and engage highly skilled and experienced individuals who excel in their field. The objective of the program is to focus our executives on the key business factors that affect shareholder value. Our executives are provided incentives to pursue and achieve our key strategic business goals. For executives, the compensation program is designed to link pay to performance and is structured to reward both annual and long-term Corporation performance while not encouraging excessive risk taking.

As described below in this CD&A, a substantial portion of our NEOs’ compensation is performance-based or is linked to the value of our share price. Annual incentives are awarded based on the achievement of pre-established performance targets for the fiscal year. Our equity incentive awards are primarily in the form of RSUs, which align payouts with our share price. Executives also received performance share units (“PSUs”) in 2017. The Compensation Committee believes that the compensation awarded to our executive officers for fiscal 2017 described below is appropriate in light of Mitel’s performance during the fiscal year.

This CD&A describes Mitel’s compensation philosophy and programs generally, and explains the compensation paid to our Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and the three most highly compensated executives (the NEOs). With the exception of PSUs, our 2017 executive compensation program is substantially similar to our program in 2016.

We believe that spreading compensation across the three primary components of base pay, annual incentive plans and long-term incentive plans achieves our compensation objectives.

Base Pay	Annual Incentives	Long-Term Incentives
✓ Allows us to fairly compensate executives based on role against a peer group	✓ Metrics used are specifically tied to the financial objectives of the Corporation for the year	✓ Performance based metrics are directly tied to value creation for shareholders

As a result of the feedback from our shareholders, as expressed through the annual shareholder Say on Pay vote, management, at the request of the Compensation Committee, engaged in an extensive off-season engagement effort with its largest institutional shareholders. Management solicited the views of institutional investors representing approximately 50% of our issued and outstanding shares and engaged in substantive discussions with investors representing approximately 30% of our outstanding shares. As a result from these conversations, the Board has made some enhancements to the executive compensation program. Additional enhancements will be discussed further in Section V of this document. Although many of these changes are discussed here, the full impact of these decisions will be reflected in the 2017-2018 pay and in subsequent proxy statements.

Say on Pay Result 71%

WHAT WE HEARD	WHAT WE DID
Long-term incentives are not performance based

Mitel introduced a Performance Share Plan in 2017 for its executive officers. The awards will only vest upon achievement of certain long-term corporate milestones (i.e., stock price growth) over a 3-year performance period.

No Clawback policy

Mitel approved a Clawback policy in March 2018 that will provide that the Corporation can recoup incentive award payouts based on a significant accounting restatement, misconduct, or if there is an error in any financial or operating measure used to determine the size of an incentive compensation grant or payout.

CEO equity has 0% performance conditions

Mitel introduced a Performance Share Plan in 2017 for the CEO based on absolute stock price gains that aligns a significant portion (25.96%) of the CEO’s compensation package with the absolute growth of Mitel’s stock price over a 3-year performance period.

Additional Governance Risk Mitigating Factors. To further enhance the alignment of the Corporation’s executive compensation program with the interests of shareholders and the Corporation, the Corporation has established the following policies:

Best Practices We Employ	Practices We Avoid

✓   Pay for performance – pay aligned with both corporate and individual performance

✓   Utilize multiple performance metrics over multiple time periods for balance and to avoid undue focus on any particular measure, and to discourage short-term risk-taking at the expense of long term results

✓   Performance metrics are directly tied to value creation for shareholders

✓   Pay at risk – 55.56% of the 2017 total direct compensation for the CEO (at target) is at-risk pay – variable, contingent and not guaranteed

✓   Executive and director stock ownership guidelines policy

✓   Compensation Committee is comprised entirely of independent directors

✓   Compensation Committee engages an independent consultant

✓   Compensation Committee regularly meets in executive session without management present

✓   Annual risk assessment of the compensation program

X   No uncapped incentive award payments

X   Hedging and short sales are not permitted

X   Incentive program designs are not highly leveraged and do not encourage excessive risk taking

X   No option re-pricing permitted

X   No guaranteed bonuses

X   No discounted stock options

X   No excessive perquisites

Compensation Program Structure

Mitel is committed to developing and implementing an executive compensation program that aligns the interests of the NEOs with the long-term interests of shareholders. Accordingly, the objectives of the executive compensation program are to attract and retain talented executive officers and to incent NEOs to improve corporate performance and provide strategic leadership over the long term. The majority of targeted annual compensation for our NEOs is equity-based, vests over multiple years and is tied directly to long-term value creation for shareholders. NEO compensation is comprised of three primary components:

Base Salary	Annual Incentives	Long-Term Incentives
Competitive pay to attract and retain talented executives	An opportunity to earn an annual cash award based on the Corporation’s financial performance and high-priority business initiatives	A mix of RSUs and PSUs to align management with long-term shareholder interests

Pay Element	Description	Rationale	Performance Measures

Base Salary	• Fixed compensation element paid to an employee by an employer in return for work performed. • Evaluated annually for appropriateness and competitiveness.	• Helps balances risk-taking concerns with pay for performance • Amounts are determined based on experience, expertise, individual performance and expected contributions to the Corporation	• Job scope, experience and market pay

Annual Incentives

•    Annual cash incentives are meant to be motivational.

•    Designed to reward employees for fulfilling corporate and individual responsibilities and for delivering superior results.

•    Bonus targets and their associated payouts reflect a range of expected levels of pay and corporate performance.

•    Provides a competitive level of compensation opportunity on an annual basis in the form of a cash incentive opportunity that may be earned based on the achievement of pre-established performance metrics.

•    Annual incentive awards are designed to align executive decisions with key strategic and corporate objectives to drive short-term performance.

•    The corporate measures established for 2017 awards include Adjusted EBITDA(1) for the Corporation

•    For certain NEOs, performance metrics included metrics related to divisional and regional performance

Long-Term Incentives

•    Rewards executives and employees for achievement of specific long-term (i.e., 3 -5 years) strategic objectives that have the fundamental goal of maximizing shareholder value.

•    Awards may be provided in the form of stock-based compensation, such as stock options, restricted stock, performance shares, cash, or stock-settled performance or restricted units.

•    Mitel uses both PSUs and RSUs to align the long-term interests of executives with corporate performance as indicated by Mitel’s stock price.

•    Typically the heaviest weighted compensation element for executives to focus executives on long-term growth

•    Directly ties the interests of our executives with those of long-term shareholders

• Long-term stock price appreciation • Some awards vest based on achievement of targeted compound annual growth in stock price

(1)

Adjusted EBITDA is short for Adjusted EBITDA from Continuing Operations. It is a non-GAAP financial measure. Mitel defines Adjusted EBITDA as net income (loss), adjusted for interest expense, income tax expense (recovery), amortization and depreciation, foreign exchange loss (gain), special charges and restructuring costs, stock-based compensation, debt retirement and other debt costs, purchase accounting adjustments and other one-time, non-recurring expenses, with its reconciliation to the nearest GAAP measure set out on page 26 of Mitel’s Form 10-K for the year ended December 31, 2017.

Business Performance and Results

Our key financial and business results for 2017 included the following:

✓ Financial Metric	✓ Target	✓ Actual
✓ Adjusted EBITDA (1)	✓ $150.7m	✓ $144.6m
✓ Adjusted EBITDA (Excluding ShoreTel)	✓ $148m	✓ $125.1m
✓ Non-GAAP Revenue (2)	✓ $1,052.2m	✓ $1,060.6m

(1)

Adjusted EBITDA is short for Adjusted EBITDA from Continuing Operations. It is a non-GAAP financial measure. Mitel defines Adjusted EBITDA as net income (loss), adjusted for interest expense, income tax expense (recovery), amortization and depreciation, foreign exchange loss (gain), special charges and restructuring costs, stock-based compensation, debt retirement and other debt costs, purchase accounting adjustments and other one-time, non-recurring expenses, with its reconciliation to the nearest GAAP measure set out on page 26 of Mitel’s Form 10-K for the year ended December 31, 2017.

(2)

Non-GAAP Revenue is defined as GAAP revenue adjusted for purchase accounting adjustments. Purchase accounting adjustments to revenue are as set out on page 26 of Mitel’s Form 10-K. For the year ended December 31, 2017, actual non-GAAP revenue of $1,060.6 million consists of GAAP revenue of $1,059.1 million, adjusted for purchase accounting adjustments of $1.5 million.

Pay Outcomes and Alignment with Corporate Performance

In addition to the financial highlights noted above, the Corporation’s stock price increased 21% in 2017. Notwithstanding this increase in shareholder value, it was a challenging year for our business due to, among other things, the divestiture of the Mobile Division; the consolidation of the global Enterprise and Cloud sales and service organizations; a fundamental restructuring and refinancing of the Corporation’s capital structure; and the acquisition and integration of ShoreTel and of certain assets of Toshiba. The challenges in our business were reflected in the resulting pay decisions:

◾  The Committee made no increases to the base salaries of the CEO or CFO

◾  The Committee also took into account that base salaries generally approximate the 50th percentile of the market, with some variance by position and individual responsibilities, and kept base salaries within that range

◾  Adjusted EBITDA achievement resulted in payout of 86.63% for those on the Management Incentive Plan with an Adjusted EBITDA element

◾  Non-GAAP Revenue achievement of 100.8% resulted in payout of 108% of target for those on the Management Incentive Plan with a revenue element

◾  Equity grants were made in line with the median of the market

◾  In addition, the use of stock options as a long term incentive was discontinued; and the use of PSUs adopted

◾  An equal number of RSUs and PSUs were granted.

In 2017, our CEO’s compensation was below target level in the aggregate as well as for each component of compensation other than base salary.

Base Salary Annual Incentive Long-Term Incentive

II.	Compensation Decision-Making Process

The Compensation Process

The Compensation Committee is responsible for the executive compensation program design and decision-making process for NEO compensation. The Committee regularly reviews the Corporation’s executive compensation practices, including the methodologies for setting NEO total compensation, the goals of the program and the underlying compensation philosophy. The Committee also considers the recommendations and market data provided by its independent compensation consultant and makes decisions, as it deems appropriate, on executive compensation based on its assessment of performance and achievement of Corporation goals. The Committee also exercises its judgment as to what is in the best interests of the Corporation and its shareholders. The responsibilities of the Committee are described more fully in its charter, which is available at www.mitel.com.

We set cash and equity compensation in part by considering compensation paid to executives at comparable companies. The Compensation Committee reviews our executive officers’ overall compensation packages on an annual basis, and retains its exclusive power to determine all matters of executive compensation and benefits, although from time to time it seeks inputs and recommendations from the CEO and the Human Resources department. Our CEO does not make recommendations with respect to his own compensation or participate in the deliberations regarding the setting of his own compensation. The Compensation Committee reports to the Mitel Board on the major items covered at each Compensation Committee meeting.

In determining executive compensation, the Compensation Committee also considers, among other factors, the possible tax consequences to Mitel and to its executives. To maintain maximum flexibility in designing compensation programs, the Compensation Committee, while considering corporate tax deductibility as one of its factors in determining compensation, will not limit compensation to those levels or types of compensation clearly articulated compensation philosphy, with strong pay for performance alignment Shareholder feedback Recommendations and market data from independent compensation consultant Committee assessment of business climate and industry factors Assessment of NEO performance and achievement of corporate goals Pay Decisions that are intended to be deductible. Further, the Compensation Committee considers the accounting consequences to Mitel of different compensation decisions; however, this factor by itself does not drive compensation decisions.

Compensation Risk Oversight

The Compensation Committee has reviewed and discussed the concept of risk as it relates to Mitel’s compensation policies and it does not believe that Mitel’s compensation policies encourage excessive or inappropriate risk taking. The Mitel Board and the Compensation Committee assess the risks associated with the structuring of our NEOs’ respective compensation arrangements to ensure that none of the arrangements encourages a particular NEO or group of NEOs to take undue risk on behalf of the Corporation in order to maximize their respective compensation. The various elements of our NEO compensation packages are given appropriate weighting to ensure that there is commonality across the NEO’s compensation arrangements while structuring incentive arrangements for particular NEOs within their respective spheres of influence, whether based on the performance of the Corporation as a whole or the performance of the region for which the NEO has responsibility.

The Compensation Committee has concluded that the Corporation’s compensation policies and practices do not create risks that would have a material adverse effect on the Corporation.

Role of Executive Officers in Determining Executive Compensation

The Board, excluding the CEO, all of whom are independent directors, annually conduct the CEO’s performance evaluation. Prior to the Board’s evaluation of the CEO’s performance and its approval of CEO compensation, the Compensation Committee makes a preliminary compensation recommendation to the Board based on the Committee’s initial evaluation and performance review of the CEO. Additionally, for each NEO, the CEO presents a performance evaluation and makes compensation recommendations to the Committee.

Role of the Independent Compensation Consultant

The Compensation Committee retained Radford in 2017 as its independent compensation consultant. In November 2017 the Compensation Committee appointed Meridian as its new independent compensation consultant. During its tenure, Radford provided executive and director compensation consulting services to the Compensation Committee, including advice regarding the design and implementation of compensation programs, market information, regulatory updates and analyses and trends on executive compensation and benefits. Interactions between Radford and management were generally limited to discussions on behalf of the Committee or as required to compile information at the Committee’s direction. During 2017, Radford did not provide any other services to the Corporation. Based on these factors, its own evaluation of Radford’s independence pursuant to the requirements approved and adopted by the SEC and NASDAQ, and information provided by Radford, the Committee has determined that the work performed by Radford does not raise any conflicts of interest.

As referenced above, in late 2017, the Compensation Committee appointed Meridian as its new independent compensation consultant. During this time, Meridian did not provide any other services to the Corporation. The Corporation determined that based on the requirements approved and adopted by the SEC and NASDAQ, and based on information provided by Meridian, the work performed by Meridian does not raise any conflicts of interest.

Benchmarking NEO Compensation to Peers

The reference market used to benchmark executive compensation included companies similar in size and that operate in a similar industry segment. Mitel’s philosophy is to benchmark base salaries for its NEOs against the 50th percentile of the market. In an effort to align Mitel’s executive compensation with a pay for performance philosophy, we ensure a significant portion of their compensation package is “at risk” by aligning our annual incentives and equity (long term) incentive programs between the 50th and 75th percentile of the market. This ensures that our executives have the opportunity to earn market competitive pay levels, if and when the Corporation achieves both the annual and long-term goals set by the Compensation Committee and the Board.

The Committee considered the following criteria when considering peer companies for inclusion in the peer group:

1.	Size (revenue and market capitalization);
2.	Scale and complexity; and
3.	Corporate headcount.

For 2017, the peer group consisted of the companies listed below, of which 2 are Canadian and 18 are U.S. companies.

Company Name	FYE ‘16 Revenue	Company Name	FYE ‘16 Revenue
ADTRAN	$636.8	NETGEAR	$1,328.3
BroadSoft	$101.9	NeuStar	$1,209.8
Ciena Corporation	$2,600.6	Plantronics	$856.9
Constellation Software	$2,125.1	Polycom	$1,197.8
Cornerstone OnDemand	$423.1	RingCentral	$355.9
DH Corporation	$1,679.9	ShoreTel	$360.3
Finisar Corporation	$1,263.2	Super Micro Computer	$2,215.6
Infinera Corporation	$870.1	Verint Systems	$1,130.3
Interactive Intelligence Group	$426.2	ViaSat	$1,417.4
J2 Global Communications	$874.3	Viavi Solutions	$906.3
Mitel Networks Corporation			$987.6
Peer Summary Statistics
25th Percentile			$478.8
50th Percentile			$1,018.3
75th Percentile			$1,395.1
Mitel’s Percentile Rank			49%

At the end of 2017, the Committee adopted a new Peer Group for 2018 due to a number of factors including:

1.	Acquisition of ShoreTel and the resulting impact on the Corporation’s size and scope of operation; and
2.	Some peer companies from the previous year’s peer group were subsequently acquired or exited the public markets.

III.	Elements of Compensation

Compensation Mix

NEOs receive a mix of fixed and variable compensation with a focus on long-term and performance-based components. 50% of NEO’s long term incentive grant is delivered through Performance Share Units.

CEO Compensation Mix	NEO Compensation Mix

We believe that our compensation program encourages our employees to remain focused on both our short-term and long-term goals. For example, our Annual Incentive Plan measures performance on an annual basis, while our equity awards vest in installments over 3-4 years, which encourages our executives to focus on the long-term performance of the Corporation.

Base Salaries

Individual salaries are determined by each officer’s experience, expertise, individual performance and expected contributions to the Corporation. The Compensation Committee uses industry studies and comparables for reference purposes to assist in setting a range of base salaries for positions; however, these studies and comparables are only one factor that is reviewed in determining base salary for each executive officer position. The compensation committee annually reviews each officer’s base salary and determines such salary based on the following factors:

•	Position and responsibility (taking into account promotions and any changes in role);

•	Job performance and expected future contributions;

•	Market factors (as described above); and

•	Retention risk.

Upon concluding its 2017 review, the Compensation Committee determined to adjust base salaries as follows:

Name	2015 ($)	2016 ($)	2017 ($)	Adjustment for 2017
Richard D. McBee	775,000	813,750	813,750	0.0%
Steven E. Spooner (1)	CAD546,600	CAD568,464	CAD568,464	0.0%
Graham Bevington	375,600	390,000	390,000	0.0%
Todd Abbott(2)			400,000
Robert D. Agnes	267,800	315,000	360,000	14%

(1)

In reviewing NEO compensation levels versus the market, it was determined that Mr. Spooner’s benchmark required taking into account two factors. First, in addition to his responsibilities as CFO for Mitel, Mr. Spooner has responsibility for other areas outside of the normal duties of a CFO. Secondly, while Mr. Spooner is based in Canada, it is essential that when benchmarking Mr. Spooner against the market that we consider the US competitive market as well based on the nature of Mitel’s operations.

(2)	Todd Abbott began employment with Mitel on April 3, 2017.
(3)	All salaries are as at December 31 of the respective year.
(4)	Balagopal Kumar ceased to be an employee of Mitel on February 28, 2017.

Annual Management Incentive Plan

Mitel utilizes an annual cash incentive plan to reward the achievement of corporate objectives and to recognize individual performance. The amount of annual performance incentive or “at risk” component of an executive officer’s compensation increases with the level of responsibility and impact that the executive officer has had and can have on overall performance. The CEO provides the Compensation Committee with an assessment of each executive’s performance annually and provides input on the annual incentive plan achievement for each executive. Each NEO’s annual cash incentive award target was established as a percentage of base salary. Such target cash bonus percentage was either negotiated and set forth in the NEO’s employment agreement or otherwise established by the Compensation Committee. The annual performance incentive targets for the year ended December 31, 2017 for the NEOs ranged between 65% and 125% of base salary, with NEOs eligible to receive up to 1.5 to 2 times their target award based on performance against pre-established financial metrics. The table in “Corporation Performance Factors and Plan Mechanics” (below) details the potential payouts under the Annual Management Incentive Plan (“MIP”) for our executives while the graphic below depicts the payout structure.

Reflects Grade Mitel EBITDA Performance Mitel Revenue Performance Total Incentive Payout Earned MIP Target incentive EBITDA Multiplier (0-200%) revenue multiplier total incentive payment (0-200%)

Corporation Performance Factors and Plan Mechanics

The targets for the financial objectives were established by our Compensation Committee and approved by the Mitel Board. For 2017, our Compensation Committee determined that financial objectives for Mr. McBee would be 80% Adjusted EBITDA(1) and 20% Non-GAAP Revenue(2). For Mr. Spooner, it consisted of Adjusted EBITDA. For Mr. Bevington, the financial objectives consisted of Non-GAAP Revenue for Q1/2017 and Adjusted EBITDA for Q2/2017 through Q4/2017. For Mr. Abbott, the financial objectives consisted of Non-GAAP Revenue (70%) and Adjusted EBITDA (30%). For Mr. Agnes, the financial objectives consisted of Non-GAAP Revenue (30%) and Adjusted EBITDA (70%).

Performance Metric	Target Performance Level	Actual Performance Achieved	Results as a % of Target
Adjusted EBITDA(1)	$150.7m	$144.6m	95.95%
Non-GAAP Revenue(2)	$1,052.2m	$1,060.6m	100.8%

(1)

Adjusted EBITDA is short for Adjusted EBITDA from Continuing Operations. It is a non-GAAP financial measure. Mitel defines Adjusted EBITDA as net income (loss), adjusted for interest expense, income tax expense (recovery), amortization and depreciation, foreign exchange loss (gain), special charges and restructuring costs, stock-based compensation, debt retirement and other debt costs, purchase accounting adjustments and other one-time, non-recurring expenses, with its reconciliation to the nearest GAAP measure set out on page 26 of Mitel’s Form 10-K for the year ended December 31, 2017.

(2)

Non-GAAP revenue is defined as GAAP revenue adjusted for purchase accounting adjustments. Purchase accounting adjustments to revenue are as set out on page 26 of Mitel’s Form 10-K. For the year ended December 31, 2017, actual non-GAAP revenue of $1,060.6 million consists of GAAP revenue of $1,059.1 million, adjusted for purchase accounting adjustments of $1.5 million.

Based on 2017 performance, each NEO earned between 86.63% and 102.99% of their target bonus.

Name	Executive Base Salary	Threshold Award(1)	Target Award(2)	Maximum Award(1)	Target Award ($ Value)	2017 Payout ($)
Richard D. McBee	813,750	50%	125%	200%	1,017,188	924,664
Steven E. Spooner	CAD 568,464	50%	80%	200%	CAD 454,771	CAD 393,968
Todd Abbott(3)	400,000	50%	80%	200%	320,000	329,565
Robert D. Agnes	360,000	50%	65%	150%	234,000	217,716
Graham Bevington(2)	390,000	50%	75%	200%	292,500	253,393

(1)	Threshold and Maximum Awards are calculated as % of Target Award Value.
(2)	Target Award represents a % of the executive’s base salary.
(3)	Mr. Abbott began employment with Mitel on April 3, 2017. Mr. Abbott’s payout was based on his performance factors for the period Q2/2017 through Q4/2017.

Other Cash Bonuses

In addition to payments made under our annual incentive plan, the Compensation Committee also approved special bonuses for selected NEOs. For Mr. Spooner, the Committee approved a discretionary one-time cash bonus of $125,000, paid in connection with the successful completion of three M&A related transactions during 2017, a significant re-financing transaction and certain other in-year assigned projects not included as part of his in-year compensation plan. For Mr. Bevington, the Committee approved a discretionary one-time cash bonus of $25,000, paid in connection with the successful completion of a M&A related transaction during 2017. For Mr. Abbott, the Committee approved a $50,000 sign-on bonus. For Mr. Kumar, the Committee approved a retention bonus of $1,000,000 in connection with the divestiture of Mitel Mobile in February 2017.

Long-Term Incentives

The Compensation Committee considers equity-based long-term incentive compensation to be a fundamental component of Mitel’s executive compensation program. Our LTI Plan, effective 2017, now consists of two equity components –time-based RSUs, and beginning in 2017, for NEOs and other executives reporting directly to the CEO, PSUs. The PSUs have replaced stock options as an equity vehicle for our executives. We believe that grants of PSUs and RSUs under our equity incentive plans assist us in retaining employees and attracting critical key talent by providing them with an opportunity to share in any increase in shareholder value. Additionally, we believe that the award of stock-based compensation and incentives is an effective way of aligning our executives’ interests with the goal of enhancing shareholder value. As a result of the direct relationship between the value of an equity award and Mitel’s stock price, we believe that our equity awards motivate executives to manage Mitel’s business in a manner that is consistent with shareholder interests, as well as align executives’ interests with the long-term interests of our shareholders. Consequently, time-based RSUs generally vest over four years (25% each year), while PSUs vest only at the end of a three-year performance period if threshold compound annual stock price growth is achieved (as measured based on the average TSX closing price over the 20 trading-day period ending on the trading day prior to the end of the performance period.). RSUs constitute 50% of the number of share units of an award of stock-based compensation at the time of the award, and PSUs constitute the remaining 50%. The primary factors considered in granting equity stock awards and determining the size of grants to executives are prior performance and their level of responsibility. Additionally, we may grant equity awards in order to attract new executive officers and to recognize job promotions.

Equity Mix

The CEO recommends levels of equity awards including PSUs and RSUs for the NEOs to the Compensation Committee based on skills, responsibilities and performance. Previous grants of equity awards are also taken into consideration. During the year ended December 31, 2017, the Compensation Committee determined to grant to the NEOs 351,000 RSUs at a grant date fair value of $6.59, 40,000 RSUs at a grant date fair value of $6.84 (new hire grant) and 351,000 PSUs at a grant date fair value of $5.12.

The 2017 awards are reflected in the 2017 Executive Equity Awards table on page 43.

The goals for the three-year performance period are set forth on the chart below.

2017 LTI Grant Values
	Options ($)	RSUs ($)	PSUs ($) (2)	Total
Richard D. McBee		1,430,030	1,111,040	2,541,070
Steven E. Spooner		441,530	343,040	784,570
Todd Abbott(1)	171,600	273,600		445,200
Robert D. Agnes		230,650	179,200	409,850
Graham Bevington		210,880	163,840	374,720

(1)	Mr. Abbott began employment with Mitel on April 3, 2017. He was granted options and RSUs as a new hire. He will be eligible for RSUs and PSUs under Mitel’s executive compensation program in 2018.
(2)

The compensation value of RSUs is based on the fair value of the award on the grant date which is equal to the closing Mitel stock price on the same day. The compensation value of PSUs is based on the fair value of the award on the grant date using Monte Carlo Simulation. The grant-date fair value of both RSUs and PSUs is expensed on a straight-line basis over the vesting period of the award.

(3)	Balagopal Kumar ceased to be an employee of Mitel on February 28, 2017 and did not receive any long-term incentive grants.

IV.	Additional Compensation Policies and Practices

Insider Trading Policy (including anti-hedging)

In accordance with our Insider Trading Policy, an NEO is not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO.

Executive Share Ownership Guidelines

Mitel’s corporate governance policies include share ownership guidelines for non-employee directors (as described in the Director Compensation section above) and executive officers. These guidelines are as follows:

Role	Ownership Requirement (as a multiple of base salary)
CEO	3x
All other executive officers	1.5x

All executives have a five-year period to attain these ownership levels. Executives and directors who do not hold the requisite number of Mitel shares at the end or the applicable period will be required to hold 100% of any shares received as a result of any equity awards granted to them (net of shares sold or withheld to pay the exercise price of stock options or sold to pay the withholding tax).

As of February 28, 2018, all executives were in compliance with their share ownership guideline in that they had either already attained or they still have time left to achieve the required level of share ownership.

Using the December 29, 2017 closing price of the Mitel common shares on the NASDAQ of $8.23 per share, Mitel’s CEO has 1,163,518 common shares (with a value of $9,575,753) and 534,601 RSUs (with a value of $4,399,766), or an aggregate of 1,698,119 shares and RSUs with an aggregate value of $13,975,519. He also holds 217,000 PSUs (with a value of $1,785,910) bringing his total number of shares and share equivalents to 1,915,119, with an aggregate value of $15,761,429.

Deductibility of Executive Compensation

Section 162(m) of the Tax Code places restrictions on the deductibility of executive compensation paid by public companies. Under the restrictions of Section 162(m) of the Code as in effect prior to and during 2017, the Corporation has not historically been able to deduct compensation paid to any of the NEOs (other than the CFO) in excess of $1,000,000 unless the compensation met the definition of “performance-based compensation” as required in Section 162(m) of the Code.

The Corporation has undertaken to qualify certain components of its incentive compensation program as “performance-based compensation,” such compensation of which was an exception to the deduction limitations of Section 162(m) of the Code as it existed prior to and during 2017, and which will still be applicable for compensation arrangements that will be deemed “grandfathered” under Section 162(m) of the Code pursuant to the Tax Cuts and Jobs Act of 2017.

Because of the uncertainties associated with the application and interpretation of Section 162(m) and the regulations issued thereunder, as well as other factors beyond the Corporation’s control, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact be deductible. The Corporation believes that, under certain circumstances, such as to attract and retain key executives, to maintain competitiveness with other companies for executive talent or to recognize outstanding performance, it is in the Corporation’s and its shareholders’ best interests to provide compensation to selected executives even if it is not deductible, and the Corporation retains the discretion to award compensation that exceeds applicable Section 162(m) deduction limitations or that is otherwise not deductible.

Share Performance Graph

The graph below aligns Mitel Networks Corporation’s cumulative 68-Month total shareholder return on common stock with the cumulative total returns of the NASDAQ Composite index and the NASDAQ Telecommunications index. The graph tracks the performance of a $100 investment in our common stock and in each index (with the reinvestment of all dividends) from April 30, 2012 to December 31, 2017.

	4/30/12	4/30/13	12/31/13	12/31/14	12/31/15	12/31/16	12/31/17
Mitel Networks Corporation	100.00	73.68	212.42	225.05	161.89	143.16	173.26
NASDAQ Composite	100.00	111.60	141.54	161.99	173.22	187.08	242.14
NASDAQ Telecommunications	100.00	110.45	137.47	141.51	137.17	146.88	179.84

The stock price performance included in this graph is not necessarily indicative of future stock price performance.

COMPARISON OF 68 MONTH CUMULATIVE TOTAL RETURN* Among Mitel Networks Corporation, the NASDAQ Composite Index and the NASDAQ Telecommunications Index * $100 invested on 4/30/12 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

V.	Summary of Compensation Decisions for 2018

Base Salary	∎ ∎	Mr. McBee received a base salary increase of 5%. Other executives received increases between 3% to 10%

Annual Incentives	∎ ∎

Top line growth is a key financial driver for 2018. For that reason, all executives have a revenue component to the annual incentive plan for 2018

Mr. McBee will be measured 70% on Adjusted EBITDA and 30% on Non-GAAP Revenue

Long-Term Incentives	∎ ∎

There is a continued focus in 2018 on performance based long term incentives. To emphasize this, Mr. McBee and his direct reports were all an equal number of RSUs and PSUs

Synergy Bonus Plan for executive staff and select employees identified as synergy value drivers in connection with the ShoreTel acquisition

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy circular with management of Mitel and, based on such review and discussion, the Compensation Committee recommended to the Mitel Board that the information set forth under “Compensation Discussion and Analysis” above be included in this proxy circular.

Respectfully submitted,

Compensation Committee

Benjamin H. Ball, Chair

John P. McHugh

David M. Williams

Summary Compensation Table

The following table sets forth a summary of compensation paid during the year ended December 31, 2017, referred to in the table below as 2017, the year ended December 31, 2016, referred to in the table below as 2016, and during the year ended December 31, 2015 referred to in the table below as 2015:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-equity annual incentive plan compensation ($)	Option- based Awards ($) (2)	Share- based Awards ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Richard D. McBee President & CEO(4)	2017	813,750	-	924,664	-	2,541,070		180,411	4,459,895
	2016	806,894	542,636(8)	696,773	883,575	1,645,515	—	180,556	4,755,949
	2015	762,019	—	654,900	1,122,500	2,262,525	—	25,950	4,827,894

Steven E. Spooner CFO(1) (5)	2017	451,736	125,000 (9)	314,223	-	784,570	-	34,308	1,709,837
	2016	414,905	319,989 (8)	235,196	519,750	967,950	—	28,353	2,486,143
	2015	419,016	—	218,782	444,510	905,010	—	26,412	2,013,730

Graham Bevington EVP of Business Development(1)	2017	390,000	25,000 (9)	253,393	-	374,720	-	12,960	1,056,073
	2016	387,508	86,861 (8)	253,295	259,875	483,975	—	12,133	1,483,647
	2015	356,994	—	115,520	333,607	679,970	—	98,592	1,584,683

Todd Abbott EVP, Global Sales and Services (6)	2017	292,308	50,000 (7)	329,565	171,600	273,600	-	37,388	1,154,461

Robert D. Agnes, EVP and President, Products and Solutions	2017	348,750		217,716		409,850	-	12,893	989,209

Balagopal Kumar President, Mitel Mobile(10)	2017	59,616	1,000,000 (10)	-	-	-	-	8,141	1,067,757

(1)

Compensation to Mr. Spooner is paid in Canadian dollars, but converted to U.S. dollars at the average exchange rate for the relevant period. The Canadian dollar salaries for 2017, 2016, and 2015 are as follows: 2017 - C$568,464; 2016—C$568,464 and 2015— C$530,837 Compensation to Mr. Bevington from January 1, 2015 to July 3 2015 was paid in British pounds sterling but converted to U.S. dollars at the average exchange rate for the relevant period. The British pounds sterling salary for 2015 for Mr. Bevington is £115,369. Compensation for July 4, 2015 to December 31, 2015, and all of 2016 was paid in U.S. dollars.

(2)

The compensation value of option-based awards is based on the fair value of the award on the grant date using the Black-Scholes option-pricing model for each award commensurate with Topic 718. The grant-date fair value of awarded options is expensed on a straight-line basis over the employee service period, which is the vesting period of the award. Assumptions used in the Black-Scholes option-pricing model are summarized as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Risk-free interest rate	1.77%	1.3%	1.5%
Dividends	0.0	0.0	0.0
Expected volatility	51.4	52.6	52.0
Annual forfeiture rate	0.0	0.0	10.0
Expected life of the options	5 years	5 years	5 years
Weighted average fair value per option	$2.89	$3.11	$4.18

(3)

The share-based awards include RSUs and PSUs. The compensation value of RSUs is based on the fair value of the award on the grant date which is equal to the closing Mitel stock price on the same day. The compensation value of PSUs is based on the fair value of the award on the grant date using Monte Carlo Simulation. The grant-date fair value of both RSUs and PSUs is expensed on a straight-line basis over the vesting period of the award.

(4)	Mr. McBee did not receive compensation in his role as a director. All Other Compensation for Mr. McBee is in respect of a car allowance and tax equalization payments.
(5)	All Other Compensation for Mr. Spooner is in respect of a car allowance.
(6)	All Other Compensation for Mr. Abbott is primarily in respect of a car allowance.
(7)	Mr. Abbott began employment with Mitel on April 3, 2017. Represents a one-time sign on bonus.
(8)

Represents a discretionary one-time and special cash bonus paid to the CEO, CFO, the NEOs, and to certain other key senior management contributors, in connection with a significant M&A transaction representing approximately 2% of a break fee paid to the Corporation. The cash bonuses were paid in recognition of the discipline demonstrated by the management team in respect of delivering a fully negotiated transaction, including a significant amount of pre-integration work completed while at the same time maintaining focus on the day-to-day operations of the business. The payment and amount of, and the basis for, the bonus was carefully considered by the Compensation Committee and the Board.

(9)

Represents a discretionary one-time cash bonus paid in connection with the successful completion of three M&A related transactions during 2017, a significant re-financing transaction and certain other in-year projects not included as part of the executives’ in-year compensation plan.

(10)	Represents a retention bonus in connection with the divestiture of Mitel Mobile (formerly Mavenir Systems, Inc.). Mr. Kumar ceased to be an employee of Mitel on February 28, 2017.

Total Equity Awards Outstanding

The following table sets out information in respect of our 2005 Stock Plan and 2013 Equity Incentive Plan (“2013 Equity Plan”) and the Corporation’s 2006 Equity Incentive Plan (“2006 Equity Plan”), 2014 Equity Plan and 2017 Equity Plan as of December 31, 2017, and also aggregates plans approved by Mitel shareholders collectively and all of the plans not approved by Mitel shareholders collectively:

Plan Category	Number of Securities to be issued upon exercise of outstanding options (a)	Weighted average exercise price of outstanding options (b)	Number of Securities to be issued upon vesting of restricted stock units (c)	Number of Securities to be issued upon vesting of performance stock units (d)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c) and (d)) (e)
Plans approved by Mitel Shareholders
2006 Equity Plan	2,064,751	$6.25	51,625	N/A	N/A
2014 Equity Plan	2,353,392	$8.40	3,106,714	417,000	N/A
2017 Equity Plan (1)	N/A	N/A	1,065,150		7,921,041
Plans not approved by Mitel Shareholders
2005 Stock Plan	5,266	$2.11	N/A	N/A	N/A
2013 Equity Plan	40,531	$9.24	N/A	N/A	N/A

(1)

The aggregate number of Mitel common shares that may be issued under the 2017 Equity Plan is 9,000,000, which represents approximately 7.49% of the issued and outstanding Mitel common shares as of December 31, 2017. The number of securities remaining available for future issuance under the 2017 Equity Plan represents approximately 6.60% of the issued and outstanding Mitel common shares as of December 31, 2017.

As of December 31, 2017, options to acquire 4,463,940 Mitel common shares, RSUs to acquire 4,223,489 Mitel common shares and performance share units to acquire 447,000 Mitel common shares (if maximum performance is achieved) were granted and outstanding under the following Plans: 2005 Stock Plan, 2013 Equity Plan, 2006 Equity Plan, 2014 Equity Plan and 2014 Equity Plan. In aggregate the total outstanding equity awards represents approximately 7.58% of the issued and outstanding Mitel common shares as of December 31, 2017.

The following table sets out the aggregate number of options, RSUs and PSUs granted during 2017, 2016 and 2015 expressed as a percentage of the weighted average number of Mitel common shares outstanding as of December 31, 2017, 2016 and 2015 respectively:

Plan	Year
	2017	2016	2015
2006 Equity Plan	Nil	Nil	Nil
2014 Equity Plan	1.86% (1)	2.26%	3.32%
2017 Equity Plan	0.90%	N/A	N/A

(1)	447,000 performance share units are subject to a maximum payout of 200%.

Grant of Plan-Based Awards

Executive Equity Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Award			Estimated Future Payouts Under Equity Incentive Plan Award (PSUs)			# of RSUs	# of Stock Options	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Richard D. McBee		508,594	1,017,188	2,034,375
	3/1/2017				108,500	217,000	434,000				1,111,040
	3/1/2017							217,000			1,430,030
Steven E. Spooner		180,694	361,388	722,777
	3/1/2017				33,500	67,000	134,000				343,040
	3/1/2017							67,000			441,530
Todd Abbott (1)		120,000	240,000	480,000
	4/7/2017							40,000			273,600
	5/10/2017								60,000	6.47	171,600
Robert D. Agnes		117,000	234,000	351,000
	3/1/2017				17,500	35,000	70,000				179,200
	3/1/2017							35,000			230,650
Graham Bevington		146,250	292,500	585,000
	3/1/2017				16,000	32,000	64,000				163,840
	3/1/2017							32,000			210,880

(1)	Mr. Abbott began emloyment on April 3, 2017. Non-Equity Incentive Plan Award values represent pro-rated values.

Outstanding Options at Fiscal Year-End

The following table sets forth information regarding stock options for the purchase of Mitel common shares outstanding as of December 31, 2017 to our NEOs. The closing price of the Mitel common shares on the NASDAQ on December 29, 2017 was $ 8.23 per share.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date
Richard D. McBee	56,250	-		$4.22	26-Jun-19
	61,000	-		$3.80	1-Jul-20
	218,750	31,250		$10.11	3-Apr-21
	171,875	78,125		$9.70	5-Mar-22
	122,718	157,782		$7.17	4-Mar-23

Steven E. Spooner	18,750	-		$4.22	26-Jun-19
	21,875	-		$3.80	1-Jul-20
	100,000	100,000		$5.73	9-Oct-20
	60,937	14,063		$10.11	3-Apr-21
	61,875	37,125		$9.70	5-Mar-22
	61,875	103,125		$7.17	4-Mar-23

Graham Bevington	9,375	-		$4.00	7-Jul-18
	30,000	-		$4.22	26-Jun-19
	30,000	-		$3.80	1-Jul-20
	21,875	3,125		$10.11	3-Apr-21
	12,187	2,813		$9.96	14-Aug-21
	51,081	23,219		$9.70	5-Mar-22
	36,093	46,407		$7.17	4-Mar-23

Todd Abbott(2)	60,000	52,500		$6.47	10-May-24

Robert D. Agnes	50,000	9,375		$9.96	14-Aug-21
	32,000	10,000		$9.70	5-Mar-22

(1)	Stock option awards were granted pursuant to the 2006 Equity Plan, 2014 Equity Plan or the 2017 Equity Plan.
(2)	Mr. Abbott began employment with Mitel on April 3, 2017. He received an option grant as a new hire.

Restricted Stock Units and Performance Share Units Outstanding for Executive Officers

The following table sets forth information regarding RSUs and PSUs granted as of December 31, 2017 to our NEOs. The closing price of the Mitel common shares on the NASDAQ on December 29, 2017 was $ 8.23 per share.

Name	Number of shares or RSUs of shares that have not vested (#)	Market or payout value of share- based awards that have not vested ($)	Number of PSUs of shares that have not vested (#)	Market or payout value of PSUs that have not vested ($) (1)
Richard D. McBee	534,601	4,399,766	108,500	892,955
President and Chief Executive Officer
Steven E. Spooner	223,550	1,839,817	33,500	275,705
Chief Financial Officer
Graham G. Bevington	120,550	992,127	16,000	131,680
Executive Vice President and Chief Sales Officer
Todd Abbott (2)	40,000	329,200	—	—
Executive Vice President Global Sales and Services
Robert D. Agnes Executive Vice President and President, Products and Solutions	72,600	597,498	17,500	144,025

(1)	Valuation based on achievement of the lowest hurdle or threshold, in which 50% of the PSUs would vest.
(2)	Mr. Abbott began employment with Mitel on April 3, 2017. He received a RSU grant as a new hire. He will be eligible for RSUs and PSUs under Mitels executive compensation program in 2018.

Incentive Plan Awards – Option Exercises and Restricted Stock Vested and Settled

The following table lists, with respect to each of our NEOs, the value of all options that were exercised and restricted stock awards that vested, during the year ended December 31, 2017.

Name	Option Awards		Restricted Stock Awards
	Number of Shares Acquired on Exercise (#)	Value realized on exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value realized on vesting ($) (1)
Richard D. McBee	1,407,750	4,155,256	144,537	942,953
Steven E. Spooner	—	—	65,725	428,251
Graham G. Bevington	—	—	37,275	242,633
Todd Abbott	—	—	15,050	—
Robert D. Agnes	—	—		97,825

(1)

Represents the total value realized upon the exercise of options during the year ended December 31, 2017. The values were calculated using the closing price of our Mitel common shares on the NASDAQ on the date the options were exercised, less the applicable exercise price.

Pension and Retirement Plans

The Corporation maintains defined contribution pension plans that cover substantially all of our employees. We contribute to defined contribution pension plans based on a percentage, as specified in each plan, of a participating employee’s pensionable earnings.

We currently maintain a defined benefit pension plan for certain of our past and present employees in the United Kingdom. The plan was closed to new employees in June 2001. The plan was closed to new service in November 2012. The defined benefit plan provides pension benefits based on length of service up to November 2012 and final average earnings. The pension costs are actuarially determined using the projected benefits method pro-rated on services and management’s best estimate of the effect of future events. Pension plan assets are valued at fair value. As of December 31, 2017, the $292.2 million projected benefit obligation exceeded the fair value of the defined benefit plan assets of $206.4 million, resulting in a pension liability of $85.8 million.

Pension Benefits

Name	Plan Name	Number of years credited service	Accrued obligation at fiscal year end ($)	Payments during last fiscal year ($)

Graham G. Bevington	Mitel Networks Limited Family Security Plan	13 years	961,497	—

For the purposes of the pension plan in the United Kingdom, the age of retirement is 65 years. There are provisions for early retirement starting at 55 years with the benefit decreasing for each of the years retired before 65 years. This value is determined by the plan actuary. There is no policy for granting additional years of service or additional credit of service. In November 2012, the defined benefit plan was closed to new service. Since November 2012, Mr. Bevington receives amounts under a defined contribution plan. For details on the valuation method and assumptions used in calculating the accumulated value, please see Note 21: “Pension Plans” of the consolidated financial statements in our Annual Report on Form 10-K.

Equity Incentive and Other Compensation Plans

2006 Equity Plan

The 2006 Equity Plan was established to assist in attracting, retaining and motivating employees, directors, officers and consultants through performance related incentives. The 2006 Equity Plan provided flexibility and choice in the types of equity compensation awards, including options, deferred share units, RSUs, performance share units and other share-based awards. Prior to March 5, 2010, the 2006 Equity Plan provided that, unless otherwise determined by the Compensation Committee, one-quarter of the Mitel common shares that an option holder is entitled to purchase become eligible for purchase on each of the first, second, third and fourth anniversaries of the date of grant, and that options expire on the fifth anniversary of the date of grant. The 2006 Equity Plan was amended on March 5, 2010 such that, unless otherwise determined by the Compensation Committee, any options granted after that date will vest as to one-sixteenth of the Mitel common shares that an option holder is entitled to purchase on the date which is three months after the date of grant and on each subsequent quarter, and that options expire on the seventh anniversary of the date of grant. The 2006 Equity Plan provides that in no event may an option remain exercisable beyond the tenth anniversary of the date of grant.

As of February 28, 2018, options to acquire 1,969,709 Mitel common shares were granted and outstanding under the 2006 Equity Plan. Options to acquire 1,425,381 Mitel common shares were exercised under the 2006

Equity Plan. During the year ended December 31, 2017, there were 63,057 vested and settled RSUs under the 2006 Equity Plan. Effective May 8, 2014, new equity grants were made under the 2014 Equity Plan (described below). Shares subject to outstanding awards under the 2006 Equity Plan which lapse, expire or are forfeited or terminated will no longer become available for grants under this plan.

2014 Equity Plan

The Corporation adopted the 2014 Equity Plan on May 8, 2014, which is referred to as the 2014 Equity Plan.

The 2014 Equity Plan provides that the Compensation Committee is authorized to determine the individuals to whom equity awards will be granted, the number of Mitel common shares subject to equity grants and other terms and conditions of equity grants. Other than the number of shares available for grant under the 2014 Equity Plan and the term of the 2014 Equity Plan, the 2014 Equity Plan is substantially similar to the 2006 Equity Plan, except that whereas no RSUs granted pursuant to the 2006 Equity Plan could vest and be payable after December 31 of the third calendar year following the year of service for which the RSU was granted, under the 2014 Equity Plan the duration of the vesting period and other vesting terms applicable to the grant of RSUs is set out in the applicable Award Agreement without any such restriction. In addition, the 2006 Equity Plan contained an “evergreen” provision in which the number of Mitel common shares authorized for issuance under the 2006 Equity Plan increased by 3% on each of March 5, 2011, 2012 and 2013. In contrast, the number of Mitel common shares authorized for issuance under the 2014 Equity Plan is fixed at 8,900,000 Mitel common shares. The 2014 Equity Plan will expire no later than 2024.

As of February 28, 2018, options to acquire 2,325,135 Mitel common shares, RSUs for 2,929,981 Mitel common shares and performance share units to acquire 894,000 Mitel common shares (if maximum performance is achieved) were granted and outstanding under the 2014 Equity Plan. During the year ended December 31, 2017, we granted options to acquire 164,215 Mitel common shares, RSUs for 1,629,445 Mitel common shares and PSUs for 447,000 Mitel common shares under the 2014 Equity Plan. Options to acquire 8,931 Mitel common shares were exercised under the 2014 Equity Plan. During the year ended December 31, 2017, there were 796,906 vested and settled RSUs under the 2014 Equity Plan.

2017 Equity Plan

The Corporation adopted the 2017 Equity Plan on May 15, 2017. 9,000,000 Mitel common shares are available for issuance under the 2017 Equity Plan through a variety of equity compensation awards including options, deferred share units, RSUs, performance share units and other share-based awards

As of February 28, 2018, RSUs for 3,581,252 Mitel common shares and performance share units to acquire 1,132,029 Mitel common shares (if maximum performance is achieved) were granted and outstanding under the 2017 Equity Plan. During the year ended December 31, 2017, we granted RSUs for 1,084,959 Mitel common shares under the 2017 Equity Plan. During the year ended December 31, 2017, there were 13,809 vested and settled RSUs under the 2017 Equity Plan.

Material Terms of the 2006 Equity Plan, the 2014 Equity Plan and the 2017 Equity Plan:

Eligibility

Persons eligible to receive awards under the 2006 Equity Plan, the 2014 Equity Plan and the 2017 Equity Plan, which are collectively referred to as the “Equity Incentive Plans”, are employees and directors of Mitel and its subsidiaries, as well as other individuals, as determined by the Compensation Committee, who perform services for Mitel or a subsidiary in the capacity of a consultant.

Participation Limits

The number of Mitel common shares issuable under the Equity Incentive Plans to persons who are reporting insiders (as defined in Part VI of the TSX Company Manual), at any time, under all security-based compensation arrangements of the Corporation, cannot exceed 10% of issued and outstanding Mitel common shares. The number of Mitel common shares issued under the Equity Incentive Plans to such insiders, within any one year period, under all security-based compensation arrangements of the Corporation, cannot exceed 10% of Mitel’s issued and outstanding Mitel common shares. The 2017 Equity Plan also contains individual award limits to participants, including director award limitations:

•	No participant may receive awards covering in excess of 2,500,000 shares in any calendar year (which represented approximately 0.94% of our outstanding shares at the time the Plan limit was adopted).

•

No non-employee director may receive a grant of cash and awards, in the aggregate with a grant date value in excess of $400,000 during any calendar year, provided however that a non-employee director who is newly elected as a director shall be eligible to receive a grant of cash and awards with a value in the aggregate up to $700,000 in such initial year; and provided further that any advance election by a director to defer cash retainer into deferred share units do not count against these limits).

•

The maximum amount that can be paid in any calendar year to any participant pursuant to a cash performance compensation award shall be $5,000,000. This cash limit was intended to comply with the performance-based exception under Section 162(m) of the Code, which tax rule is not applicable after January 1, 2018.

Exercise Price of Options

The exercise price per share for each option issued under the Equity Incentive Plans may not be less than 100% of the closing price of the Mitel common shares on the trading day immediately preceding the date of grant. Under the 2017 Equity Plan, the Corporation may not re-price outstanding options without shareholder approval.

Terminations

Subject to certain provisions relating to the termination of the participant’s employment, term of office or engagement with the Corporation by virtue of the participant’s death, disability or retirement, the Equity Incentive Plans, provide that:

•

in respect of termination without cause, unless otherwise specified in the award agreement with the participant, any options that are exercisable at the date of such termination may be exercised for a period of ninety (90) days after the termination date or for the remaining term of such option, whichever is lesser. Any options that are not yet exercisable will immediately expire and be cancelled and any other awards that have not yet vested are immediately forfeited to the Corporation.

•

in respect of a voluntary resignation of a participant (other than a director), all options, to the extent they were exercisable at the date of such resignation, may be exercised for a period of thirty (30) days after the date of resignation or for the remaining term of such option, whichever is lesser. Any options that are not yet exercisable will immediately expire and be cancelled and any other awards that have not yet vested are immediately forfeited to the Corporation.

•

in respect of termination of employment or services for cause of a participant (or for a breach of fiduciary duty in the case of a director), any options and any other awards held by the participant, whether or not exercisable at the termination date, will immediately expire and be cancelled.

•

in respect of termination of a director’s appointment (other than for breach of fiduciary duty), the Compensation Committee may permit the exercise of all options held by such director, whether or not exercisable at the termination date and provide for the vesting of any or all other awards held by the director on the termination date.

Other specific provisions apply upon the death of a holder of deferred share units of the Corporation.

Change of Control

The 2017 Plan provides that, if the Corporation is subject to a corporate transaction that results in a change of control, outstanding awards are subject to the applicable agreement of merger or sale, which may provide for assumption of awards, replacement of outstanding options and other awards with a cash incentive, or cancellation of awards with or without consideration.

Awards and options do not automatically vest upon a change of control (no single-trigger), unless so designated by the Board or Committee in an employment agreement or award agreement. The Board or the Committee shall, however, have the right to accelerate the vesting or determine that any options, RSUs, deferred share units, or other share-based awards outstanding immediately prior to the occurrence of change of control shall become fully vested and fully earned upon the occurrence of such event.

Specifically, if PSUs under the 2017 Equity Plan are not assumed by a buyer or continued after the transaction, then they shall vest only if and to the extent that the applicable performance target and service conditions are satisfied as of the date of change of control.

The 2004 and 2006 Equity Plans provide that, unless otherwise determined by the Compensation Committee or the Mitel Board, any options outstanding immediately prior to the occurrence of a Change of Control (as defined in the Equity Incentive Plans) but which are not then exercisable, shall terminate and be cancelled upon the occurrence of a Change of Control and shall be of no further force or effect. Unless otherwise determined by the Mitel Board or the Compensation Committee, any vested outstanding options that are in-the-money shall be cashed out as of the date of such Change of Control or other date as determined by the Compensation Committee or the Mitel Board. The Mitel Board or Compensation Committee shall also have the right to provide for the acceleration of vesting of any outstanding options or to provide for the conversion or exchange of any option into or for options, right or other securities in any entity participating in or resulting from the Change of Control.

In addition, unless otherwise determined by the Compensation Committee or the Mitel Board, any unvested or unearned RSUs, deferred share units, PSUs or other share-based awards outstanding immediately prior to the occurrence of a Change of Control shall terminate and be cancelled. The Board or the Compensation Committee shall, however, have the right to accelerate the vesting or determine that any RSUs, deferred share units, PSUs or other share-based awards outstanding immediately prior to the occurrence of Change of Control shall become fully vested and fully earned upon the occurrence of such event.

Assignment

Subject to certain exercise rights for options held by a participant upon death, disability or retirement, no assignment or transfer of any awards, whether voluntary, involuntary, by operation of law or otherwise is permitted. Notwithstanding the foregoing, an eligible participant may transfer an award (other than an award of incentive stock options) to a permitted assign and an award of incentive stock options may only be transferred by will or by the law of descent and distribution.

Amendments to the Equity Incentive Plans

The Mitel Board may, without notice or shareholder approval, at any time, amend the Equity Incentive Plans, provided that such amendment does not alter or impair any rights or increase any obligations with respect to an award previously granted under the Equity Incentive Plans, unless consented to by the affected participant. Specifically, the Mitel Board may amend the Equity Incentive Plans without shareholder notice or approval for the following amendments:

•	Amend the general vesting provisions of an award;

•

Amend the general term of an option provided that no option held by an insider may extend beyond its original expiry date and no option may be exercised beyond the tenth anniversary of the date of grant;

•	Amend any of the provisions contained in article 9 (Termination of Employment) of the Equity Incentive Plans;

•	Add covenants of the Corporation for the protection of directors, employees and consultants;

•	Amend any provision as may be necessary or desirable with respect to matters that may be expedient to make such amendment in the Mitel Board’s good faith opinion; and

•	Change or correct any provision required to cure or correct any ambiguity, defect, inconsistent provision, clerical omission, mistake or manifest error.

Notwithstanding the above, none of the following amendments shall be made to the Equity Incentive Plans without approval of the TSX and the NASDAQ, to the extent such approval is required, and the approval of shareholders in accordance with the requirements of such exchange(s):

•	Increase the number of Mitel common shares issuable under the Equity Incentive Plans (except in connection with a Change of Control or pursuant to the provisions of the Equity Incentive Plan);

•	Increase the number of Mitel common shares issuable to insiders (except in connection with a change of control or pursuant to the provisions of the Equity Incentive Plans);

•	Increase the number of Mitel common shares issuable to directors;

•	Amend the exercise period of any options held by insiders;

•	Extend the expiration of an option beyond ten (10) years from the date of grant;

•	Reduce the exercise price of any options held by insiders (except in connection with the purposes of maintaining option value in connection with a change of control);

•	Add any form of financial assistance available to a participant;

•	Permit options or rights under the Equity Incentive Plans to be transferred other than for normal estate settlement purposes;

•	Amend the amendment section of the Equity Incentive Plans; and

•	Make any other amendments which the applicable exchange rules require shareholder approval.

Inducement Options

On January 19, 2011, Richard McBee was granted stock options to acquire 515,175 Mitel common shares as a component of his employment compensation. These stock options were granted as an inducement material to his entering into employment with Mitel and were granted outside of the pool of stock options available for grant under the 2006 Equity Plan in effect at that time. All of the inducement options to acquire 515,175 Mitel common shares were exercised under a 10b5-1 Plan during the year ended December 31, 2017.

Assumed Plans

On April 29, 2015, in connection with the acquisition of Mavenir Systems, Inc., the Corporation adopted the 2005 Stock Plan and the 2013 Equity Plan.

2005 Stock Plan

The 2005 Stock Plan provided flexibility and choice in the types of equity compensation awards, including options, deferred share units, RSUs, performance share units and other share-based awards. Various vesting schedules were granted under the plan and were determined at the time of the original grant date. The 2005 Stock Plan provides that in no event may an option remain exercisable beyond the tenth anniversary of the date of grant.

As of February 28, 2018, options to acquire 5,266 Mitel common shares and no RSUs were outstanding under the 2005 Stock Plan. As of the year ended December 31, 2017, no additional options have vested under the 2005 Stock Plan. Common shares subject to outstanding awards under the 2005 Stock Plan which lapse, expire, terminate or are forfeited will no longer become available for grant under the 2005 Stock Plan.

2013 Equity Plan

The 2013 Equity Plan provided flexibility and choice in the types of equity compensation awards, including options, deferred share units, RSUs, performance share units and other share-based awards. Various vesting schedules were granted under the plan and were determined at the time of the original grant date. The 2013 Equity Plan provides that in no event may an option remain exercisable beyond the tenth anniversary of the date of grant.

As of February 28, 2018, options to acquire 40,531 Mitel common shares and no RSUs were outstanding under the 2013 Equity Plan. As of the year ended December 31, 2017, no additional options have vested under the 2013 Equity Plan. Mitel common shares subject to outstanding awards under the 2013 Equity Plan which lapse, expire, terminate or are forfeited will no longer become available for grants under the 2013 Equity Plan.

On February 28, 2017, Mitel completed the sale of its Mobile Division (formerly Mavenir Systems, Inc.) to the parent company of Xura, Inc. As of February 28, 2017, a total of 1,004,929 Mitel common shares were subject to options granted to Mitel employees of the Mobile Division under the 2005 Stock Plan and 2013 Equity Plan. In connection with the sale, all unvested options immediately expired and were cancelled and all vested options (representing 658,419 Mitel common shares) held by Mobile Division employees had to be exercised by May 28, 2017 after which such options were cancelled. As a result, and as of February 28, 2018, 29,768 Mitel common shares remain subject to options granted under the 2005 Stock Plan and 2013 Equity Plan to employees who remained with Mitel after the sale.

17.	Employment Agreements, Termination and Change of Control

Employment Agreements

Richard D. McBee. Rich McBee is employed as our CEO and President. Effective as of January 13, 2011, we executed an Employment Agreement with Mr. McBee. Mr. McBee is employed for an indefinite term, subject to termination in accordance with the terms of his employment agreement. If Mr. McBee’s employment is terminated by us without cause, or if, in the event of a “change of control” (as such term is defined in his employment agreement) of the Corporation we either terminate Mr. McBee’s employment without cause or Mr. McBee ends his employment relationship with us, in either case within 12 months of such change of control, he will receive a severance payment totaling 24 months’ salary and bonus compensation (such monthly bonus compensation being 1/36 of the aggregate bonus compensation received by Mr. McBee during the three most recently completed fiscal years), paid over a 24-month period, plus benefit continuation and, except in the event of a change of control, continued vesting of options for the same period. In the event of a change of control, all equity based compensation becomes 100% fully vested and payable, except that the vesting of equity awards that are subject to performance-based targets shall be measured based on (and shall vest only to the extent of) achievement of such targets as at the date of the change of control. For the year ended December 31, 2017, Mr. McBee received a base salary of $813,750, equity awards, a monthly car allowance of $1,500, fuel and maintenance reimbursement for one vehicle and he participated in our standard employee benefit plans. Mr. McBee was also entitled to receive an annual targeted bonus payment of 125% of base salary, dependent upon the achievement of business goals and subject to the approval of the Compensation Committee. Mr. McBee’s employment agreement contains provisions addressing confidentiality, non-disclosure, non-competition and ownership of intellectual property.

Steven E. Spooner. Steve Spooner is employed as our CFO, reporting to our President and CEO. Effective as of March 12, 2010, we executed an Amended and Restated Employment Agreement with Mr. Spooner under which he is employed for an indefinite term, subject to termination in accordance with its terms. If Mr. Spooner’s employment is terminated by us without cause, or if, in the event of a “change of control” (as such term is defined in his employment agreement) of the Corporation we either terminate Mr. Spooner’s employment without cause or Mr. Spooner ends his employment relationship with us, in either case within 12 months of such change of control, he will receive a severance payment totaling 18 months’ salary and bonus compensation (such monthly bonus compensation being 1/36 of the aggregate bonus compensation received by Mr. Spooner during the three most recently completed fiscal years), paid over an 18-month period, plus benefit continuation and, except in the event of a change of control, continued vesting of options for the same period. In the event of a change of control, all equity based compensation becomes 100% fully vested, except that the vesting of equity awards that are subject to performance-based targets shall be measured based on (and shall vest only to the extent of) achievement of such targets as at the date of the change of control. Upon death or disability, Mr. Spooner is entitled to a lump sum payment of one year’s total salary plus bonus and, in addition, accelerated vesting of 25% of any remaining unvested options. For the year ended December 31, 2017, Mr. Spooner received a base salary of C$568,464, equity awards, a monthly car allowance of C$1,000, fuel and maintenance reimbursement for one vehicle and he participated in our standard employee benefit plans. Mr. Spooner was also eligible to receive an annual variable, at-risk payment of 80% of base salary, dependent upon the achievement of business goals and subject to the approval of the Compensation Committee.. Mr. Spooner’s employment agreement contains provisions addressing confidentiality, non-disclosure, non-competition and ownership of intellectual property.

Graham G. Bevington. Graham Bevington is employed as our Executive Vice President of Business Development, reporting to our President and CEO. Mr. Bevington is employed for an indefinite term, subject to termination in accordance with the terms of his employment letter agreement, as amended. If Mr. Bevington’s employment is terminated by us without cause, or if, in the event of a “change of control” (as such term is defined in his employment agreement) of the Corporation we either terminate Mr. Bevington’s employment without cause or Mr. Bevington ends his employment relationship with us, in either case within 12 months of such change of control, he will receive a severance payment totaling 16 months’ salary and bonus compensation (such monthly bonus compensation being 1/36 of the aggregate bonus compensation received by Mr. Bevington during the three most recently completed fiscal years), paid in a lump sum. In the event Mr. Bevington’s employment is terminated by us without cause, or by Mr. Bevington for “good reason” (as such term is defined in his employment agreement), within 12 months of a “change of control” (as such term is defined in his employment agreement), all equity based compensation shall become 100% fully vested upon the change of control, except that the vesting of equity awards that are subject to performance-based targets shall be measured based on (and shall vest only to the extent of) achievement of such targets as at the date of the change of control. For the year ended December 31, 2017, Mr. Bevington received a base salary of $390,000, equity awards and he participated in our standard employee benefit plans. Mr. Bevington was also eligible to receive an annual variable, at-risk payment of 75% of base salary. Mr. Bevington’s employment agreement contains provisions addressing confidentiality, non-disclosure, non-competition and ownership of intellectual property.

Todd Abbott. Todd Abbott is employed as our Executive Vice President of Global Sales & Services, reporting to our President and CEO. Mr. Abbott is employed for an indefinite term, subject to termination in accordance with the terms of his employment agreement. If Mr. Abbott’s employment is terminated by us without cause, or if, in the event of a “change of control” (as such term is defined in his employment agreement) of the Corporation we either terminate Mr. Abbott’s employment without cause or Mr. Abbott ends his employment relationship with us, in either case within 12 months of such change of control, he will receive a severance payment totaling 12 months’ salary and bonus compensation (such monthly bonus compensation being 1/36 of the aggregate bonus compensation received by Mr. Abbott during the three most recently completed fiscal years), paid in a lump sum. In the event Mr. Abbott’s employment is terminated by us without cause, or by Mr. Abbott for “good reason” (as such term is defined in his employment agreement), within 12 months of a “change of control” (as such term is defined in his employment agreement), all equity based compensation shall become 100% fully vested upon the change of control, except that the vesting of equity awards that are subject to performance-based targets shall be measured based on (and shall vest only to the extent of) achievement of such targets as at the date of the change of control. For the year ended December 31, 2017, Mr. Abbott received a base salary of $400,000, equity awards, and he participated in our standard employee benefit plans. Mr. Abbott was also eligible to receive an annual variable, at-risk payment of 80% of base salary. Mr. Abbott’s employment agreement contains provisions addressing confidentiality, non-disclosure, non-competition and ownership of intellectual property.

Robert D. Agnes. Robert Agnes is employed as our Executive Vice President and President of Products and Solutions. Mr. Agnes is employed for an indefinite term, subject to termination in accordance with the terms of his employment agreement. If Mr. Agnes’s employment is terminated by us without cause, or if, in the event of a “change of control” (as such term is defined in his employment agreement) of the Corporation we either terminate Mr. Agnes’s employment without cause or Mr. Agnes ends his employment relationship with us, in either case within 12 months of such change of control, he will receive a severance payment totaling 12 months’ salary and bonus compensation (such monthly bonus compensation being 1/36 of the aggregate bonus compensation received by Mr. Agnes during the three most recently completed fiscal years), paid in a lump sum. In the event Mr. Agnes’s employment is terminated by us without cause, or by Mr. Agnes for “good reason” (as such term is defined in his employment agreement), within 12 months of a “change of control” (as such term is defined in his employment agreement), all equity based compensation shall become 100% fully vested upon the change of control, except that the vesting of equity awards that are subject to performance-based targets shall be measured based on (and shall vest only to the extent of) achievement of such targets as at the date of the change of control. For the year ended December 31, 2017, Mr. Agnes received a base salary of $360,000, equity awards, and he participated in our standard employee benefit plans. Mr. Agnes was also eligible to receive an annual variable, at-risk payment of 65% of base salary. Mr. Agnes’s employment agreement contains provisions addressing confidentiality, non-disclosure, non-competition and ownership of intellectual property.

Balagopal Kumar. Mr. Kumar ceased to be an employee of Mitel on February 28, 2017. No severance payment was due under the terms and conditions of his employment agreement. Mr. Kumar was entitled to receive a separate retention payment equal to $2,000,000 over the transition period between February 28, 2017, the date of the divestiture of the Mitel Mobile Division (formerly Mavenir Systems, Inc.), and a subsequent 12-month period. Mitel was responsible for the payment of $1,000,000 with the acquiring company responsible for the additional $1,000,000.

Potential Payments upon Termination or Change of Control

Information regarding payments to our NEOs in the event of a termination or a change of control may be found in the table below. This table sets forth the estimated amount of payments each NEO would be entitled to receive upon the occurrence of the indicated event, assuming that the event occurred on December 31, 2017 and using average exchange rates for the year ended December 31, 2017. The salary payments are calculated based on the salaries stated in the employment agreements of each NEO as of December 31, 2017. Amounts potentially payable under plans which are generally available to all salaried employees, such as health, life and disability insurance, are excluded from the table. Actual payments made at any future date may vary, including the amount the NEO would have accrued under the applicable benefit or compensation plan as well as the price of the Mitel common shares.

In the event of retirement, resignation or termination for cause, no salary, benefits or other compensation is payable to a NEO beyond the last effective date of employment and the NEO would only be entitled to exercise equity that had already vested or would continue to vest in accordance with the terms of their employee agreement and consistent with the plan under which they were granted, and no incremental payments or benefits are payable. In the event of death or disability, and only under certain plans, a pro rata portion of the next instalment of any equity award due to vest shall immediately vest, based on the number of days elapsed since the last instalment vested compared to the period from the last vesting date to the next vesting date (or if none have vested, the date of grant). Had an NEO died or if their employment had been terminated due to disability on December 31, 2017, the incremental value the NEO would have received was: Richard D. McBee ($nil), Steven E. Spooner ($2,102,542), Graham Bevington ($641,377), Todd Abbott ($nil), and, Robert Agnes ($nil).

Potential Payments upon Termination or Change of Control

Name	Termination		Change of Control
	Salary and	Equity	Salary and	Equity
	Bonus ($) (1) (2)	Vesting ($) (3) (4)	Bonus ($) (1) (2)	Vesting ($) (3) (4) (5)

Richard D. McBee	3,145,058	774,539	3,145,058	4,753,455

Steven E. Spooner	1,061,704	814,199	1,061,704	2,699,394

Graham Bevington	768,382	331,115	576,287	1,377,881

Todd Abbott	729,565	0	729,565	436,800

Robert D. Agnes	507,658	0	507,658	598,950

(1)	See Section 16 – “Summary Compensation Table” for the salary and bonus payments used in calculating payments on termination without cause or change of control.
(2)	In addition, upon termination without cause or a change of control resulting in termination, each NEO would be entitled to:
•	benefit continuation during the severance or notice periods, as applicable, or where not available, a cash payment in-lieu, and
•	in respect of pension, an amount equal to the employer contribution over the applicable period.

In the event of a change of control without termination, each NEO would only be entitled to the indicated payments under “Change of Control” – “Equity Vesting”. No payments for salary or bonus would be payable.

(3)

The amounts related to stock options and other equity awards are based upon the fair market value of the Mitel common shares of $8.23 per share as reported on the NASDAQ on December 29, 2017, the last trading day of the Corporation’s year ended December 31, 2017.

(4)

Upon a change of control, all vested options are paid out at the change of control price. The amounts related to stock options and other equity awards are based upon a value of the Mitel common shares of $8.25 per share (change of control price), which is the highest per share price in the 5 trading days prior to December 31, 2017 as reported on the NASDAQ, as required by the 2006 Equity Plan and the 2014 Equity Plan.
(5)

Upon a change of control, all outstanding and unvested RSUs and stock options granted to Mr. McBee and Mr. Spooner become 100% fully vested and payable at the date of the change of control. In the case of RSUs and stock options granted to each of the other NEOs (Mr. Bevington, Mr. Abbott and Mr. Agnes), same become 100% fully vested and payable if, within twelve months of the change of control, the NEO is terminated either by Mitel without cause or by the NEO for good reason. With respect to outstanding PSUs held by Mr. McBee, Mr. Spooner and the other NEOs (all of which are subject to performance-based targets), vesting shall be measured based on (and shall vest only to the extent of) achievement of such targets at the date of the change of control. Assuming the change of control had occurred on December, 31, 2017, then based on the highest per share price in the 5 trading days prior to December 31, 2017, no PSUs would have vested, so there is no value included in this column for PSUs.

(6)	Balagopal Kumar ceased to be an employee on February 28, 2017.

CEO Pay Ratio

The following pay ratio disclosure is the Corporation’s reasonable, good faith estimate based upon the methodology described below, pursuant to the SEC’s guidance.

The annual compensation of Mitel’s CEO for 2017 (as set forth in the Summary Compensation Table on page 40) was $4,459,895, and the annual compensation for our median employee was $86,824 resulting in a ratio of 51:1.

As of November 30, 2017, we had a total of 3,914 U.S. and non-U.S. employees. In establishing the population from which to identify our median employee, we did not exclude any employees under the 5% de minimis exception. We gathered compensation data for 3,914 employees from across our entire, world-wide employee base. We used employee annualized Base Pay paid during fiscal year 2017 as the consistently applied compensation measure to identify the median employee. Compensation of non-U.S. employees was converted from local currency to U.S. dollars using exchange rates in effect on December 31, 2017.

The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologist, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above.

D.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Mitel’s compensation program for executive officers is designed to attract, retain, motivate and engage highly skilled and experienced individuals who excel in their field. The objective of the program is to focus our executives on the key business factors that affect shareholder value. Mitel believes that its compensation programs are consistent with those objectives, and are in the best interest of shareholders. Detailed disclosure of our executive compensation program is provided under “Compensation Discussion and Analysis” starting on page 23 and the compensation tables and accompanying narrative disclosure.

The Mitel Board has adopted a policy to hold a non-binding advisory vote to approve executive compensation as disclosed in the management information circular at each annual meeting. This shareholder vote forms an important part of the ongoing process of engagement between shareholders and the Mitel Board on executive compensation. Last year, approximately 71% of the shareholder votes cast on this proposal were voted in favor of the proposal.

At the meeting, shareholders will have an opportunity to vote to approve executive compensation through consideration of the following advisory resolution:

“Resolved, on an advisory basis and not to diminish the role and responsibilities of the board of directors, that the shareholders approve the executive compensation disclosed in the management proxy circular delivered in advance of the 2018 annual meeting of shareholders of the Corporation.”

Approval of this resolution will require that it be passed by a majority of the votes cast by shareholders in person and by proxy. Because your vote is advisory, it will not be binding upon the Mitel Board. However, the Compensation Committee will take into account the results of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS OF MITEL RECOMMENDS THAT YOU VOTE FOR THE ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION DISCLOSED IN THIS MANAGEMENT PROXY CIRCULAR.

The named proxyholders, if named as proxy, intend to vote the common shares represented by such proxy for approval of the advisory resolution to approve Mitel’s executive compensation, unless the shareholder has directed in the proxy that such common shares be voted against it or such shareholder abstains from voting.

E.	INTEREST OF MANAGEMENT, NOMINEES AND OTHERS IN MATERIAL TRANSACTIONS

18.	Review, Approval or Ratification of Transactions Involving Related Parties

The Audit Committee of the Mitel Board has adopted written standards and procedures regarding transactions involving related parties, which are set forth in the Audit Committee Charter. The Audit Committee considers “related party transactions” as any transaction in which the Corporation was or is to be a participant and the amount involved exceeds US$120,000, and in which any related person (as defined in Item 404(a) of Regulation S-K) had or will have a direct or indirect material interest. The Audit Committee reviews and approves related party transactions between the Corporation and persons or entities that are deemed to be related parties to the Corporation to ensure that the terms are fair and reasonable to the Corporation and to ensure that corporate opportunities are not usurped. The Audit Committee provides a report to the Mitel Board that includes:

•	a summary of the nature of the relationship with the related party and the significant commercial terms of the transaction, such as price and total value;

•	the parties to the transaction;

•	an outline of the benefits to the Corporation of the transaction;

•	whether terms are at market and whether they were negotiated at arm’s length; and

•	for related party transactions involving our officers or directors, whether there has been any loss of a corporate opportunity.

Since January 1, 2017, Mitel has been involved in the following related party transactions, each of which has been approved or ratified by the Audit Committee.

Wesley Clover International Corporation

We lease our Ottawa-based headquarters facilities from Wesley Clover International Corporation (formerly Kanata Research Park Corporation), 390 March Road, Ottawa, ON, K2K 0G7, a corporation wholly-owned by our chairman Dr. Matthews.

We negotiated a lease in October 2010 under terms and conditions that management believes reflected then-current market rates. The initial term of the lease was five years and three months ending on February 15, 2016 and could be renewed at our option for an additional five years. However, in November 2013, we amended the lease for our Ottawa-based headquarter facilities, which, among other things, extended the term of the lease for an additional five years, two months, expiring on April 30, 2021. We have also been granted an option to extend the lease term for an additional five-year period, at then-current market rates.

The lease contains property reinstatement terms which have not been accrued at this time as the amount is not estimable. The lease contains certain changes in the rental rate over the term of the lease. During the year, we recorded lease payments for base rent and operating costs of $4.8 million. At December 31, 2017, balances payable relating to the lease totaled nil.

Other Parties Related to Dr. Matthews

We have entered into technology transfer, technology licensing and distribution agreements with certain companies related to Dr. Matthews under terms reflecting what management believes were prevailing market conditions at the time the agreements were entered into. These companies develop technology that we integrate with, distribute or sell alone or as part of our own products. In the normal course of business, we may enter into purchase and sale transactions with other companies related to Dr. Matthews under terms reflecting what management believes are then-prevailing market conditions.

We made sales to and purchases from other companies related to Dr. Matthews, arising in the normal course of business, of $0.7 million and $3.8 million, respectively, for the year ended December 31, 2017. The balances receivable and payable at December 31, 2017 as a result of these transactions were $0.2 million and $1.2 million, respectively.

Shareholders’ Agreement

We, Francisco Partners Management, LLC, Francisco Partners GP II Management (Cayman) Limited and Francisco Partners GP III Management, LLC, which are referred to as the Francisco Partners Group, and Dr. Terence H. Matthews and Wesley Clover International Corporation (formerly known as Kanata Research Park Corporation which was formerly known as Wesley Clover Corporation), were parties to a shareholders’ agreement, or the Shareholders’ Agreement, which became effective at the closing of our IPO.

The terms of the Shareholders’ Agreement provided for Board nomination rights, committee representation and special approval rights so long as the shareholders owned a certain percentage of the outstanding Mitel common shares. The Shareholders’ Agreement was terminated by all parties to the agreement on December 6, 2017.

19.	Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors, executive officers (as defined under the 1933 Act as noted above), and shareholders owning more than 10% of any class of a company’s outstanding equity shares (other than certain banks, investment funds and other institutions holding securities for the benefit of third parties or in customer fiduciary accounts) file reports of ownership and changes of ownership with the SEC.

Based solely upon its review of the copies of such forms it received or written representations from certain reporting persons for whom no such forms were required, with respect to fiscal 2017 the Corporation is aware of no late Section 16(a) filings.

F.	BUSINESS TO BE TRANSACTED AT THE MEETING

20.	Financial Statements

The consolidated financial statements of the Corporation for the year ended December 31, 2017 have been provided to shareholders on Form 10-K, which is included with these proxy materials and is available on our website at http://investor.mitel.com, as well as at www.sec.gov and www.sedar.com. In accordance with the provisions of the CBCA, the financial statements will not be the subject of any vote at the meeting.

Audit Committee Report

The Audit Committee assists the Mitel Board in fulfilling its financial oversight obligations including responsibility for overseeing the integrity of our financial statements and accounting and financial process and the audits of our financial statements, legal and regulatory compliance, auditor independence and qualification, the work and performance of our financial management, internal auditor and external auditor and for overseeing the systems of disclosure controls and procedures and the system of internal controls regarding finance, accounting, legal compliance, risk management and ethics that management and the Mitel Board have established.

The Audit Committee has:

•	Reviewed and discussed the audited consolidated financial statements with management and with Deloitte LLP, Mitel’s independent registered public accounting firm;

•	Discussed with Deloitte LLP the matters required to be discussed by AS No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board;

•

Received the written disclosures and the letter from Deloitte LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte LLP’s communications with the Audit Committee concerning independence, and has discussed with Deloitte LLP its independence; and

•

Based upon these discussions and review, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Mitel’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the U.S. Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee of the Board of Directors.

Peter D. Charbonneau

Martha H. Bejar

Sudhakar Ramakrishna

21.	Annual Resolution No. 1 – Election of Directors

The articles of the Corporation provide for a board of directors of not less than three directors and not more than 15 directors to be elected annually, with the fixed number of directors within such range authorized by the directors of the Corporation from time to time. The directors of the Corporation have fixed the number of directors at eight and there are eight directors being nominated. Each director who is elected will hold office until the next annual meeting of shareholders, or until a successor is duly elected or appointed, unless the office is earlier vacated in accordance with the by-laws of the Corporation or the CBCA.

Eight of eight nominees proposed for election in this proxy circular are currently incumbent directors and named in this proxy circular.

Majority Vote for Directors

We have adopted a majority voting policy for the election of directors. If a director standing for election or re-election receives more withheld votes (a “Majority Withheld Vote”) than for votes, he or she must offer to resign. The Board shall accept the resignation, absent exceptional circumstances. The Mitel Board will announce its decision by way of press release within 90 days of the meeting.

The persons named in the form of proxy will, unless a shareholder has instructed that the Mitel common shares it represents be WITHHELD from voting in respect of the election of directors or unless someone else is appointed as proxy holder, be voted FOR the election of the nominees for director listed below. In the event a nominee is unable or unwilling to serve, an event that management has no reason to believe will occur, the persons named in the form of proxy will vote for a substitute nominee in accordance with his or her best judgment.

Dr. Terence H. Matthews is our founder and our Chairman. Dr. Matthews has been a member of our board of directors since February 16, 2001 and has been an investor of Mitel Corporation (re-named Zarlink Semiconductor Inc. and acquired by Microsemi Corporation) for over 35 years. In 1972, he co-founded Mitel Corporation and served as its President until 1985 when British Telecommunications plc bought a controlling interest in the company. In 2001, companies controlled by Dr. Matthews purchased a controlling interest in Mitel Corporation’s communications systems division and the “Mitel” trademarks to form Mitel. Between 1986 and 2000, Dr. Matthews founded Newbridge Networks Corporation and served as its Chief Executive Officer and Chairman. Dr. Matthews is also the founder and Chairman of Wesley Clover International Corporation, an investment group, with offices in the United Kingdom and Canada, that invests in a broad range of next-generation technology companies, real estate and hotels and resorts. In addition, Dr. Matthews is currently Chairman, or serves on the board of directors, of a number of high technology companies including CounterPath Corporation, ProntoForms Corporation Solace Systems Inc. and Benbria Corporation. Dr. Matthews holds an honors degree in electronics from the University of Wales, Swansea and is a Fellow of the Institute of Electrical Engineers and of the Royal Academy of Engineering. He has been awarded honorary doctorates by several universities, including the University of Wales, Glamorgan and Swansea, and Carleton University in Ottawa. In 1994, he was appointed an Officer of the Order of the British Empire, and in the 2001 Queen’s Birthday Honours, he was awarded a Knighthood. In 2011, he was appointed Patron of the Cancer Stem Cell Research Institute at Cardiff University. In 2017 he was appointed to the Order of Canada.

Peter D. Charbonneau is an independent corporate director of several companies. Mr. Charbonneau served as a General Partner at Skypoint Capital Corporation, an early-stage technology venture capital firm, a position he held from January 2001 to March 2015. From June 2000 to December 2000, Mr. Charbonneau was an Executive Vice President of March Networks Corporation. Mr. Charbonneau was appointed to our board of directors on February 16, 2001. Prior to his involvement with March Networks Corporation, Mr. Charbonneau spent 13 years at Newbridge Networks Corporation acting in numerous capacities including as Chief Financial Officer, Executive Vice President, President and Chief Operating Officer and Vice Chairman. He also served as a member of Newbridge Networks Corporation’s board of directors between 1996 and 2000. Mr. Charbonneau currently serves on the board of directors of Surgical Safety Technologies Inc. and Teradici Corporation. Mr. Charbonneau holds a Bachelor of Science degree from the University of Ottawa and an MBA from University of Western Ontario. He has been a member of the Chartered Professional Accountants of Ontario (and its predecessor, the Institute of Chartered Accountants of Ontario) since 1979 and in June 2003 was elected by the Institute as a Fellow of the Institute in recognition of outstanding career achievements and leadership contributions to the community and to the profession. Mr. Charbonneau also holds the ICD.D certification, having completed the Directors’ Education Program of the Institute of Corporate Directors of Canada.

Benjamin H. Ball is a founding partner of Francisco Partners Management, LLC, which is a leading private equity firm focused exclusively on investing in the information technology market. Mr. Ball focuses primarily on investments in the communications and hardware systems sectors. Mr. Ball was appointed to our board of directors on October 23, 2007. He also serves on the board of directors of Cross Match Technologies, Inc., WatchGuard Technologies, Inc. and WebTrends, Inc. Prior to founding Francisco Partners, Mr. Ball was a Vice President with TA Associates where he led private equity investments in the software, semiconductor and communications segments. Earlier in his career, Mr. Ball worked for AEA Investors, a New York-based private equity firm, and also for the consulting firm of Bain & Company. Mr. Ball holds a Bachelor of Arts degree from Harvard College and an MBA from Stanford Graduate School of Business.

Martha H. Bejar was appointed to our board of directors on March 10, 2017. Ms. Bejar recently joined Unium Inc. as director and interim CEO. Unium is a software company that delivers wireless connections to the internet. On February 25, 2018 Nokia Corporation announced the acquisition of Unium, Inc. and upon closing of this transaction, Ms. Bejar will resign her role as director and interim CEO. She is co-Founder of Red Bison Advisory Group, LLC established in January 2014. Red Bison is a company that identifies opportunities with proven enterprises in China, the Middle East, and the United States, and creates dynamic partnerships focused in two sectors; natural resources, and information, communication, technology (ICT). Ms. Bejar serves on the board of directors at CenturyLink Inc. and Humm Kombucha LLC. Ms. Bejar is a member of the President’s Advisory Group at EastWest Institute in New York, and a Board Trustee at Rainiers Scholars in Seattle. Most recently, Ms. Bejar served on the Board of Polycom, Inc. from October 2013 to September 2016 when the company was sold. Until December 2015, Ms. Bejar held the position of CEO and Director of Flow Mobile. Prior to joining Flow Mobile, Ms. Bejar was Chairperson/CEO of Wipro Infocrossing Cloud Computing Services (A Wipro Company). Prior to Wipro, Ms. Bejar was Corporate Vice President for Communications at Microsoft responsible for service and content providers, addressing the specific needs of wireline and wireless telecommunications companies, cable operators, hosting service providers, and media and entertainment companies. Before Microsoft, Ms. Bejar held various executive positions at Nortel Networks reporting to the CEO, including president of the Caribbean and Latin America (CALA) region. Ms. Bejar is the recipient of numerous industry awards including; top fifty Hispanic women in the United States by Hispanic Inc. Business Magazine, and the Hispanic Business Media’s award for the 2008 Woman of the Year and the Visionary Award from LISTA (Latinos in Information Sciences and Technology Association). Ms. Bejar received an Advanced Management Program degree from Harvard University Business School. She graduated Cum Laude with a Bachelor of Science degree in Industrial Engineering from the University of Miami and also graduated Cum Laude with an MBA from Nova Southeastern University.

Richard D. McBee was appointed as our CEO and director in January 2011. Mr. McBee brings more than 25 years of experience in telecommunications to his position, leading Mitel’s strategy, business performance, and global execution. He is responsible for advancing Mitel’s evolution and leadership in the business communications market, driving revenue growth and profitability, and devising and executing business strategies. Under his leadership, Mitel has doubled revenue to more than $1 billion, emerged as a global leader in the business communications market with #1 market share in Europe and the fastest growing cloud communications business in the world. Prior to joining Mitel, Mr. McBee served as President of the Communications and Enterprise Group of Danaher Corporation. In this role, he was responsible for leading the companies serving the communications and enterprise markets, with combined total revenue of more than US$700 million annually. Mr. McBee joined Danaher in 2007 as President, Tektronix Communications, following the acquisition by Danaher of Tektronix. During his 15 years with Tektronix, he held a variety of positions, including Senior Vice President and General Manager, Communications Business Unit; Senior Vice President of Worldwide Sales, Service and Marketing; and Vice President of Marketing and Strategic Initiatives. Mr. McBee holds a Master’s Degree in Business Administration from the Chapman School of Business and Economics (California) and graduated from the United States Air Force Academy with a Bachelor of Science in 1986. Mr. McBee serves as Chairman of the Board for the largest technology trade association in Texas, known as Tech Titans. He is also a member of the National Association of Corporate Directors (NACD).

John P. McHugh was appointed to our board of directors on March 12, 2010. Mr. McHugh is an enterprise networking industry veteran with over 30 years of related experience. Since July 2013, Mr. McHugh has been the Senior Vice President of NETGEAR Inc., a company providing networking, storage and media solutions to consumers, small businesses and service providers. Mr. McHugh is the General Manager of the Commercial Business Unit where he is responsible for SMB networking product marketing, research and development, strategic planning and business development. Prior to this role, Mr. McHugh was the Chief Marketing Officer for Brocade Communications Systems, Inc., a public company which offers data center networking and end-to-end enterprise and service provider networking solutions. Previously, Mr. McHugh was Vice President and General Manager of Nortel Networks Limited’s Enterprise Network Solutions Business Unit and oversaw the restructuring and divestiture of that organization from Nortel. He also served briefly as a consultative executive at Silver Lake Management, L.L.C. where he worked on technology and company evaluations. Mr. McHugh also had a 26-year career at Hewlett-Packard Co., where he held a variety of executive management positions including Vice President and Worldwide General Manager of HP ProCurve Networking. Mr. McHugh was responsible for global operations, sales, channels, marketing, research and development, strategic planning and business development. Mr. McHugh holds a Bachelor of Science in Electrical Engineering and Computer Science from the Rose-Hulman Institute of Technology.

Sudhakar Ramakrishna was appointed to the board on May 14, 2015. Mr. Ramakrishna is Chief Executive Officer for Pulse Secure LLC, where he has overseen all aspects of business strategy and execution since July 2015. Mr. Ramakrishna brings nearly 25 years of experience across the cloud, mobility, networking, security and collaboration markets. Prior to joining Pulse Secure, Mr. Ramakrishna served as the Senior Vice President and General Manager for the Enterprise and Service Provider Division of Citrix where he had profit and loss responsibility for approximately a $2.5 billion portfolio of virtualization, cloud networking, mobile platforms and cloud services solutions. Prior to Citrix, he was at Polycom and was President of Products and Services. Mr. Ramakrishna has also held senior leadership roles at Motorola, 3COM and US Robotics. Mr. Ramakrishna is also a member of the board of directors at HealthiPASS Inc. Mr. Ramakrishna earned his Master’s degree in Computer Science from Kansas State, and an MBA from Northwestern University’s Kellogg School of Management.

David M. Williams was appointed to the board of directors in January 2014. Mr. Williams is an independent corporate director of several Canadian companies. Mr. Williams served as Interim President and Chief Executive Officer of Shoppers Drug Mart Corporation from February 2011 to November 2011. Prior to this, he served as President and Chief Executive Officer of the Ontario Workplace Safety and Insurance Board and held senior executive and finance roles with George Weston Limited and Loblaw Companies Limited, including a term as Chief Financial Officer of Loblaw Companies Limited. Mr. Williams is a director of President’s Choice Bank, Lead Director of Mattamy Homes Corporation, Chairman of Morrison Lamothe Inc. and Chairman of Jamieson Wellness Inc. Mr. Williams is a graduate of the ICD Corporate Governance College and is a member of the Chartered Professional Accountants of Ontario.

Cease Trade Orders, Bankruptcies, Penalties or Sanctions.

Mr. McHugh took a position as Vice President and General Manager of the Enterprise Data Networking Product Unit for Nortel Networks in December 2008. In January 2009, Nortel Networks filed for Chapter 11 bankruptcy protection in Canada, the United States and the United Kingdom.

No other director has, in the past 10 years, been an officer or director of a company that has become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, or made a compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

None of the directors have been a director or officer of a company in the last 10 years that is or was subject to a cease trade order, an order similar to a cease trade order or an order that denied such company access to any exemption under securities legislation.

None of the directors have, in the last 10 years, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings.

None of the directors have been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or have entered into a settlement agreement with a securities regulatory authority or any other penalties or sanctions imposed by a court or regulatory body.

None of the directors or director nominees were selected for nomination at this year’s Meeting pursuant to any arrangement or understanding.

None of the directors or director nominees are related by blood, marriage or adoption to one another or to any NEO.

22.	Annual Resolution No. 2 – Appointment and Remuneration of Auditors

Appointment of Auditors

On the recommendation of the Audit Committee, management proposes to present a resolution (“Annual Resolution No. 2”) to appoint Deloitte LLP, Chartered Professional Accountants, Ottawa, Ontario, as auditors of the Corporation for the fiscal year ending December 31, 2018 to hold office until the close of the next annual meeting of shareholders and to authorize the directors to determine and fix the remuneration of the auditors. Deloitte LLP was first appointed auditors of the Corporation since 2002.

Deloitte LLP representatives are expected to attend the Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

Remuneration of Auditors

In the past, the Audit Committee has negotiated with the auditors of the Corporation on an arm’s length basis for the purpose of determining the fees to be paid to the auditors. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors. Management believes that the fees negotiated in the past with the auditors of the Corporation were reasonable in the circumstances and would be comparable to fees charged by other auditors providing similar services.

Deloitte LLP is our external auditor. Fees billed by Deloitte LLP to the Corporation for the year ended December 31, 2017 and the year ended December 31, 2016 are set forth below.

	Year ended December 31,
	2017	2016

Audit Fees(1)	$2,460,000	$2,438,000

Audit-related Fees(2)	52,000	67,000

Tax Fees(3)	74,000	59,000

All other fees(4)	28,000	160,000

Total	2,614,000	2,724,000

(1)

Audit Fees - Audit fees relate to professional services rendered for the audit of our annual consolidated financial statements and, as required, the unconsolidated statutory financial statements of certain of our subsidiaries. Audit fees include professional services related to quarterly reviews of our consolidated financial statements.

(2)

Audit Related Fees - Audit-related fees billed by Deloitte LLP primarily relate to the defined contribution pension plan in Canada and the defined benefit pension plan in the United Kingdom. It also includes fees for accounting consultation, advisory services and the pass-through cost of regulatory fees.

(3)	Tax Fees - Tax fees relate to assistance with tax compliance, expatriate tax return preparation, tax planning and various tax advisory services.
(4)	All Other Fees - “All other fees” include other non-audit services, including services provided relating to the Polycom transaction during 2016, and the Mavenir acquisition during 2015.

Pre-approval Policies and Procedures

From time to time, management recommends to and requests approval from the audit committee for audit and non-audit services to be provided by our auditors. The audit committee considers such requests on a quarterly basis and, if acceptable, pre-approves such audit and non-audit services. During such deliberations, the audit committee assesses, among other factors, whether the services requested would be considered “prohibited services” as contemplated by the SEC, and whether the services requested and the fees related to such services could impair the independence of the auditors. Since the implementation of our audit committee pre-approval process in December 2003, all audit and non-audit services rendered by our auditors have been pre-approved by our audit committee.

The persons named in the form of proxy will, unless a shareholder has instructed that the shares it represents be WITHHELD from voting in respect of the appointment of auditors or someone else is appointed as proxy holder, be voted FOR the reappointment of Deloitte LLP as auditors of the Corporation and to authorize the directors to determine and fix the remuneration of the auditors.

23.	Annual Resolution No. 3 – Say on Pay

The Mitel Board has adopted a policy to hold a non-binding advisory vote on approving executive compensation as disclosed in the management information circular at each annual meeting, which disclosure includes the disclosure under “Compensation Discussion and Analysis—Executive Officer Compensation,” the compensation tables and the narrative discussion following the compensation tables. This shareholder vote forms an important part of the ongoing process of engagement between shareholders and the Mitel Board on executive compensation. At the meeting, shareholders will have an opportunity to vote to approve executive compensation (“Annual Resolution No. 3”).

The persons named in the form of proxy will, unless a shareholder has instructed that the shares it represents be voted AGAINST or such shareholder ABTAINS from voting to approve Mitel’s executive compensation or someone else is appointed as proxy holder, be voted FOR approving Mitel’s approach to executive compensation.

G.	WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC. You can obtain copies from the SEC or SEDAR, through the SEC’s or the SEDAR websites at the addresses indicated above, or from Mitel by requesting them in writing or by telephone at the following address and telephone number:

By Mail:

Mitel Networks Corporation

350 Legget Drive

Ottawa, Ontario, Canada K2K 2W7

Telephone: (613) 592-2122

These documents are available from Mitel without charge, excluding any exhibits to them. You can also find information about Mitel at their Internet website at www.mitel.com. Information contained on the website does not constitute part of this proxy circular.

H.	OTHER MATTERS

Management of the Corporation knows of no amendment or variation to the matters referred to in the notice of meeting and of no other business to be brought before the meeting. If any amendment, variation or other business is properly brought before the meeting, the form of proxy confers discretion on the persons named on the form of proxy to vote on any amendment or variation of the matters referred to in the notice of Meeting or any other business in accordance with their best judgment.

The CBCA and Rule 14a-8 (“Rule 14a-8”) promulgated under the Exchange Act provides that, in certain circumstances, eligible shareholders are entitled to submit to the Corporation notice of a matter that such shareholder proposes to raise at a meeting of shareholders. The final date by which we must receive such a proposal to be raised at our next annual meeting of shareholders (subsequent to this meeting), (i) if submitted pursuant to the CBCA, is January 25, 2019 and (ii) if submitted pursuant to Rule 14a-8, is November 29, 2018. Any eligible shareholder who may wish to exercise this right should carefully consider whether they are eligible to make such a proposal, and comply with the relevant provisions of the CBCA and the rules and regulation of the SEC.

I.	APPROVAL BY THE BOARD OF DIRECTORS

The contents and the distribution of this proxy circular have been approved by the Mitel Board.

DATED March 22, 2018 on behalf of the Mitel Board.

“Richard McBee”

Richard D. McBee

Chief Executive Officer and President

Ottawa, Ontario, Canada

APPENDIX A

MITEL NETWORKS CORPORATION

(the “Company”)

MANDATE OF THE BOARD OF DIRECTORS

Statutory Power of the Board

The board of directors is elected by the shareholders of the Company and has the statutory power and obligation to supervise the management of the Company. The role of the board is primarily one of stewardship. Although directors are elected by shareholders, a director’s duty is owed first and foremost to the Company and not to a particular constituency.

Fiduciary Duty and Duty of Care

The board’s fundamental relationship with the Company is guided by a fiduciary principle that requires each director to act honestly and in good faith with a view to the best interests of the Company. In exercising their powers and discharging their duties, every director must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. These principles require a director to put the Company’s interests first, avoid conflicts of interest and avoid exploiting business opportunities of the Company for self-interest purposes. This mandate is not intended to expand upon the standards of conduct prescribed under statutory or regulatory requirements for directors of a corporation.

The board may designate the officers of the Company, specify their duties and delegate to them powers to manage the day to day business and affairs of the Company. In addition, the board discharges its responsibilities through standing committees such as the audit committee, the nominating and governance committee and the compensation committee and may also periodically form special committees to address specific issues of a more short-term nature. The duties and responsibilities delegated to standing committees of the board are prescribed in the charters for such standing committees.

Additionally, absent actual knowledge to the contrary, the board shall be entitled to rely on (i) the integrity of those persons or organizations within or outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided by such person or organization, and (iii) representations made by management and such persons or organizations in relation to any services provided by such persons or organizations to the Company and its subsidiaries.

Primary Board Roles

The board’s primary roles are to oversee corporate performance and to oversee the quality, depth and continuity of management to meet the Company’s strategic objectives. The board will focus its attention on the following key responsibilities:

A.  Appoint and oversee the Chief Executive Officer and other senior officers.

The board will appoint, monitor and evaluate the performance of the chief executive officer and key employees, settle the terms of employment of the chief executive officer and key employees, with input from the compensation committee, approve organizational changes and require that adequate planning is undertaken for management training, development and succession.

B.  Oversee strategy implementation and performance.

The board will review and evaluate a strategic planning process developed by management and will provide guidance regarding the process. The board will monitor management’s implementation of the process and provide ongoing advice on strategic planning matters for the Company. The board will provide guidance regarding changes required to improve corporate performance in terms of profitability, growth and competitive strength. The board will approve, at least on an annual basis, a business plan for the Company which takes into account, among other things, the opportunities and risks of the business.

C.  Monitor the financial performance of the Company and other financial reporting matters.

The board will approve the audited financial statements and interim financial statements of the Company, and the notes thereto and the management’s discussion and analysis accompanying such financial statements and such other financial reports as the board, with input from the audit committee, is required to approve from time to time in accordance with applicable securities laws and the rules of any stock exchange on which the Company’s securities are listed for trading.

D.  Identify and oversee management of principal business risks.

The board will, among other actions, require periodic reports from management describing the Company’s programs and systems for identifying financial and other business risks and for managing such risks and protecting corporate assets such as intellectual property, confidential information, physical property and employees. The board will provide advice to management regarding any changes or improvements necessary or desirable to improve the Company’s management of its principal business risks.

E.  Monitor the legal and ethical performance of the Company.

The board will seek assurances that the Company adheres to and complies with applicable laws and legal standards and ensure that processes and policies are established and communicated to management and other employees to encourage appropriate attention to legal compliance issues, including compliance with contractual obligations and claims against the Company, as well as timely reporting of significant legal matters to the board.

The board will seek assurances from the chief executive officer, the Corporate Counsel and management that the company’s business is conducted in a manner that reflects strict adherence to the Code of Business Conduct and core corporate values and that the chief executive officer and management create a culture of integrity throughout the Company.

F.  Maintain shareholder relations.

The board will seek assurances from management that the Company makes complete, accurate and timely disclosure of material information and complies with disclosure requirements prescribed in securities legislation. The board will prepare and adopt a communication and disclosure policy by which the Company communicates directly to shareholders or indirectly to shareholders through the financial press, analysts, employees and other corporate stakeholders and regulatory authorities with regard to the plans, decisions, prospects and financial results of the Company and receives feedback from such stakeholders.

G.  Develop and oversee the Company’s approach to governance.

The board will develop, adopt and periodically evaluate the Company’s performance against corporate governance guidelines and practices that are applicable to the Company and will require reports from the nominating and governance committee as to the committee’s activities regarding the Company’s corporate governance practices. The board, either directly or through the Nominating and Corporate Governance Committee, will oversee regular assessments of the effectiveness and contribution of the board, its committees and individual directors.

H.  Oversee internal control and management information systems.

The board will review periodic reports describing the Company’s internal control systems and management information systems and provide advice on changes required to improve the adequacy of the systems as well as oversee the Company’s compliance with applicable audit, accounting and financial reports and requirements.

The Board’s Commitment

The board undertakes to maintain an independent view of the Company’s strategic direction, the chief executive officer and management. The board will continually seek to improve its effectiveness by:

•	creating an atmosphere of intellectual honesty and promoting a culture of integrity within the Company and adherence to core corporate values;

•	preparing for and attending board meetings and promoting open, constructive and critical dialogue among board members and between board members and management;

•	keeping up to date on the Company, its business, principal risks and strategy, and engaging in dialogue inside and outside the boardroom on substantive issues;

•	stating questions and concerns regarding the Company, its business, principal risks or other matters or issues as they arise;

•	sharing perspectives, experience and judgment with and providing guidance and strategic direction to management;

•	continually assessing management’s operational performance in executing the Company’s business plan and evaluating the adequacy of controls in audit and performance;

•	declaring any conflicts of interest, real or perceived;

•	continually seeking ways to assess and improve overall board performance; and

•	adhering to this mandate and reviewing and reassessing the adequacy of the mandate at least annually.

A-1

SCHEDULE A

ANNUAL RESOLUTION NO. 1

RESOLVED AS A RESOLUTION OF THE SHAREHOLDERS OF MITEL NETWORKS CORPORATION (THE “CORPORATION”) THAT:

The following persons are elected as directors of the Corporation until the next annual meeting of shareholders or until their successor is elected:

Benjamin H. Ball	Martha H. Bejar
Peter D. Charbonneau	Terence H. Matthews
Richard D. McBee	John P. McHugh
Sudhakar Ramakrishna	David M. Williams

B-1

SCHEDULE B

ANNUAL RESOLUTION NO. 2

RESOLVED AS A RESOLUTION OF THE SHAREHOLDERS OF MITEL NETWORKS CORPORATION (THE “CORPORATION”) THAT:

Deloitte LLP are appointed the auditors of the Corporation until the close of the next annual meeting of the shareholders, or until a successor is appointed, at such remuneration as may be determined by the directors, and the directors are authorized to fix such remuneration.

C-1

SCHEDULE C

ANNUAL RESOLUTION NO. 3

RESOLVED, ON AN ADVISORY BASIS AND NOT TO DIMINISH THE ROLE AND RESPONSIBILITIES OF THE BOARD OF DIRECTORS, AS A RESOLUTION OF THE SHAREHOLDERS OF MITEL NETWORKS CORPORATION (THE “CORPORATION”) THAT:

The shareholders approve the executive compensation disclosed in the management proxy circular delivered in advance of the 2018 annual meeting of shareholders of the Corporation.

NMWQ 000001 SAM SAMPLE 123 SAMPLES STREET Security Class SAMPLETOWN SS X9X X9X COMMON CANADA Holder Account Number *S000001Q01* C9999999999 IND ———-Fold Form of Proxy—Annual General Meeting to be held on April 26, 2018 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. ———- 8. This proxy should be read in conjunction with the accompanying proxy statement and other documentation provided by Management. Fold 9. To vote by mail – complete this proxy form in full, sign and return it in the envelope provided by 10:00 a.m., Ottawa time, on April 24, 2018. Proxies submitted must be received by 10:00 a.m., Eastern Time, on April 24, 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Receive Documents Electronically • Call the number listed BELOW from a touch tone • Go to the following web site: • You can enroll to receive future securityholder telephone. www.investorvote.com communications electronically by visiting 1-866-732-VOTE (8683) Toll Free • Smartphone? www.investorcentre.com and clicking at the bottom of Scan the QR code to vote now. the page. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 NMWQ_PRX_269515/000001/000001/i

SAM SAMPLE C9999999999 *C9999999999* IND PR1 *C9999999999* Appointment of Proxyholder I/We, being holder(s) of Mitel Networks Corporation hereby appoint: OR Print the name of the person you are Richard McBee or, failing him, Steven Spooner, or failing him, Gregory appointing if this person is someone Hiscock other than the Management Nominees listed herein. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Mitel Networks Corporation to be held at The Brookstreet Hotel, 525 Legget Drive, Ottawa (Kanata), Ontario, Canada K2K 2W2 on Thursday, April 26, 2018 at 10:00 a.m., Ottawa time, and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors For Withhold For Withhold For Withhold 01. Dr. Terence H. Matthews 02. Richard D. McBee 03. Benjamin H. Ball ———-Fold 04. Martha H. Bejar 05. Peter D. Charbonneau 06. John P. McHugh 07. Sudhakar Ramakrishna 08. David M. Williams For Withhold 2. Appointment of Auditors Reappointment of Deloitte LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration. For Against Abstain 3. Advisory Vote for Executive Compensation An advisory (non-binding) resolution to approve executive compensation. ———-Fold Authorized Signature(s)—This section must be completed for your Signature(s) Date instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements—Mark this box if you would Annual Financial Statements—Mark this box if you would like to receive Interim Financial Statements and NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by accompanying Management’s Discussion and Analysis by mail. mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. N M W Q 2 6 9 5 1 5 1 P I Z A R 2 9 9 9 9 9

NMWQ 000002 SAM SAMPLE 123 SAMPLES STREET Security Class SAMPLETOWN SS X9X X9X OLD COMMON CANADA Holder Account Number *S000002Q01* C9999999999 IND ———-Fold Form of Proxy—Annual General Meeting to be held on April 26, 2018 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. ———- 8. This proxy should be read in conjunction with the accompanying proxy statement and other documentation provided by Management. Fold 9. To vote by mail – complete this proxy form in full, sign and return it in the envelope provided by 10:00 a.m., Ottawa time, on April 24, 2018. Proxies submitted must be received by 10:00 a.m., Eastern Time, on April 24, 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Receive Documents Electronically • Call the number listed BELOW from a touch tone • Go to the following web site: • You can enroll to receive future securityholder telephone. www.investorvote.com communications electronically by visiting 1-866-732-VOTE (8683) Toll Free • Smartphone? www.investorcentre.com and clicking at the bottom of Scan the QR code to vote now. the page. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 NMWQ_PRX_269515/000002/000002/i

SAM SAMPLE C9999999999 *C9999999999* IND PR2 *C9999999999* Appointment of Proxyholder I/We, being holder(s) of Mitel Networks Corporation hereby appoint: OR Print the name of the person you are Richard McBee or, failing him, Steven Spooner, or failing him, Gregory appointing if this person is someone Hiscock other than the Management Nominees listed herein. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Mitel Networks Corporation to be held at The Brookstreet Hotel, 525 Legget Drive, Ottawa (Kanata), Ontario, Canada K2K 2W2 on Thursday, April 26, 2018 at 10:00 a.m., Ottawa time, and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors For Withhold For Withhold For Withhold 01. Dr. Terence H. Matthews 02. Richard D. McBee 03. Benjamin H. Ball ———-Fold 04. Martha H. Bejar 05. Peter D. Charbonneau 06. John P. McHugh 07. Sudhakar Ramakrishna 08. David M. Williams For Withhold 2. Appointment of Auditors Reappointment of Deloitte LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration. For Against Abstain 3. Advisory Vote for Executive Compensation An advisory (non-binding) resolution to approve executive compensation. ———-Fold Authorized Signature(s)—This section must be completed for your Signature(s) Date instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements—Mark this box if you would Annual Financial Statements—Mark this box if you would like to receive Interim Financial Statements and NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by accompanying Management’s Discussion and Analysis by mail. mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. N M W Q 2 6 9 5 1 5 1 P I Z A R 2 9 9 9 9 9

NMWQ 000003 SAM SAMPLE 123 SAMPLES STREET Security Class SAMPLETOWN SS X9X X9X COMMON CANADA Holder Account Number *S000003Q01* C9999999999 IND ———-Fold Form of Proxy—Annual General Meeting to be held on April 26, 2018 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. ———- 8. This proxy should be read in conjunction with the accompanying proxy statement and other documentation provided by Management. Fold 9. To vote by mail – complete this proxy form in full, sign and return it in the envelope provided by 10:00 a.m., Ottawa time, on April 24, 2018. Proxies submitted must be received by 10:00 a.m., Eastern Time, on April 24, 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Receive Documents Electronically • Call the number listed BELOW from a touch tone • Go to the following web site: • You can enroll to receive future securityholder telephone. www.investorvote.com communications electronically by visiting 1-866-732-VOTE (8683) Toll Free • Smartphone? www.investorcentre.com and clicking at the bottom of Scan the QR code to vote now. the page. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 NMWQ_PRX_269515/000003/000003/i

SAM SAMPLE C9999999999 *C9999999999* IND C01 *C9999999999* Appointment of Proxyholder I/We, being holder(s) of Mitel Networks Corporation hereby appoint: OR Print the name of the person you are Richard McBee or, failing him, Steven Spooner, or failing him, Gregory appointing if this person is someone Hiscock other than the Management Nominees listed herein. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Mitel Networks Corporation to be held at The Brookstreet Hotel, 525 Legget Drive, Ottawa (Kanata), Ontario, Canada K2K 2W2 on Thursday, April 26, 2018 at 10:00 a.m., Ottawa time, and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors For Withhold For Withhold For Withhold 01. Dr. Terence H. Matthews 02. Richard D. McBee 03. Benjamin H. Ball ———-Fold 04. Martha H. Bejar 05. Peter D. Charbonneau 06. John P. McHugh 07. Sudhakar Ramakrishna 08. David M. Williams For Withhold 2. Appointment of Auditors Reappointment of Deloitte LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration. For Against Abstain 3. Advisory Vote for Executive Compensation An advisory (non-binding) resolution to approve executive compensation. ———-Fold Authorized Signature(s)—This section must be completed for your Signature(s) Date instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements—Mark this box if you would Annual Financial Statements—Mark this box if you would like to receive Interim Financial Statements and NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by accompanying Management’s Discussion and Analysis by mail. mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. N M W Q 2 6 9 5 1 5 1 P I Z A R 2 9 9 9 9 9

NMWQ 000004 SAM SAMPLE 123 SAMPLES STREET Security Class SAMPLETOWN SS X9X X9X COMMON AUSTRALIA Holder Account Number *S000004Q01* C9999999999 IND -------Fold Form of Proxy - Annual General Meeting to be held on April 26, 2018 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. ------- 8. This proxy should be read in conjunction with the accompanying proxy statement and other documentation provided by Management. Fold 9. To vote by mail – complete this proxy form in full, sign and return it in the envelope provided by 10:00 a.m., Ottawa time, on April 24, 2018. Proxies submitted must be received by 10:00 a.m., Eastern Time, on April 24, 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Receive Documents Electronically • Call the number listed BELOW from a touch tone • Go to the following web site: • You can enroll to receive future securityholder telephone. www.investorvote.com communications electronically by visiting 312-588-4290 Direct Dial • Smartphone? www.investorcentre.com and clicking at the bottom of Scan the QR code to vote now. the page. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 NMWQ_PRX_269515/000004/000004/i

SAM SAMPLE C9999999999 *C9999999999* IND PR1 *C9999999999* Appointment of Proxyholder I/We, being holder(s) of Mitel Networks Corporation hereby appoint: OR Print the name of the person you are Richard McBee or, failing him, Steven Spooner, or failing him, Gregory appointing if this person is someone Hiscock other than the Management Nominees listed herein. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Mitel Networks Corporation to be held at The Brookstreet Hotel, 525 Legget Drive, Ottawa (Kanata), Ontario, Canada K2K 2W2 on Thursday, April 26, 2018 at 10:00 a.m., Ottawa time, and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors For Withhold For Withhold For Withhold 01. Dr. Terence H. Matthews 02. Richard D. McBee 03. Benjamin H. Ball -------Fold 04. Martha H. Bejar 05. Peter D. Charbonneau 06. John P. McHugh 07. Sudhakar Ramakrishna 08. David M. Williams For Withhold 2. Appointment of Auditors Reappointment of Deloitte LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration. For Against Abstain 3. Advisory Vote for Executive Compensation An advisory (non-binding) resolution to approve executive compensation. -------Fold Authorized Signature(s) - This section must be completed for your Signature(s) Date instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements - Mark this box if you would Annual Financial Statements - Mark this box if you would like to receive Interim Financial Statements and NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by accompanying Management’s Discussion and Analysis by mail. mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. N M W Q 2 6 9 5 1 5 1 P I Z A R 2 9 9 9 9 9

NMWQ 000005 SAM SAMPLE 123 SAMPLES STREET Security Class SAMPLETOWN SS X9X X9X OLD COMMON AUSTRALIA Holder Account Number *S000005Q01* C9999999999 IND ———-Fold Form of Proxy—Annual General Meeting to be held on April 26, 2018 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. ———- 8. This proxy should be read in conjunction with the accompanying proxy statement and other documentation provided by Management. Fold 9. To vote by mail – complete this proxy form in full, sign and return it in the envelope provided by 10:00 a.m., Ottawa time, on April 24, 2018. Proxies submitted must be received by 10:00 a.m., Eastern Time, on April 24, 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Receive Documents Electronically • Call the number listed BELOW from a touch tone • Go to the following web site: • You can enroll to receive future securityholder telephone. www.investorvote.com communications electronically by visiting 312-588-4290 Direct Dial • Smartphone? www.investorcentre.com and clicking at the bottom of Scan the QR code to vote now. the page. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 NMWQ_PRX_269515/000005/000005/i

SAM SAMPLE C9999999999 *C9999999999* IND PR2 *C9999999999* Appointment of Proxyholder I/We, being holder(s) of Mitel Networks Corporation hereby appoint: OR Print the name of the person you are Richard McBee or, failing him, Steven Spooner, or failing him, Gregory appointing if this person is someone Hiscock other than the Management Nominees listed herein. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Mitel Networks Corporation to be held at The Brookstreet Hotel, 525 Legget Drive, Ottawa (Kanata), Ontario, Canada K2K 2W2 on Thursday, April 26, 2018 at 10:00 a.m., Ottawa time, and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors For Withhold For Withhold For Withhold 01. Dr. Terence H. Matthews 02. Richard D. McBee 03. Benjamin H. Ball ———-Fold 04. Martha H. Bejar 05. Peter D. Charbonneau 06. John P. McHugh 07. Sudhakar Ramakrishna 08. David M. Williams For Withhold 2. Appointment of Auditors Reappointment of Deloitte LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration. For Against Abstain 3. Advisory Vote for Executive Compensation An advisory (non-binding) resolution to approve executive compensation. ———-Fold Authorized Signature(s)—This section must be completed for your Signature(s) Date instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements—Mark this box if you would Annual Financial Statements—Mark this box if you would like to receive Interim Financial Statements and NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by accompanying Management’s Discussion and Analysis by mail. mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. N M W Q 2 6 9 5 1 5 1 P I Z A R 2 9 9 9 9 9

NMWQ 000006 SAM SAMPLE 123 SAMPLES STREET Security Class SAMPLETOWN SS X9X X9X COMMON AUSTRALIA Holder Account Number *S000006Q01* C9999999999 IND ———-Fold Form of Proxy—Annual General Meeting to be held on April 26, 2018 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. ———- 8. This proxy should be read in conjunction with the accompanying proxy statement and other documentation provided by Management. Fold 9. To vote by mail – complete this proxy form in full, sign and return it in the envelope provided by 10:00 a.m., Ottawa time, on April 24, 2018. Proxies submitted must be received by 10:00 a.m., Eastern Time, on April 24, 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Receive Documents Electronically • Call the number listed BELOW from a touch tone • Go to the following web site: • You can enroll to receive future securityholder telephone. www.investorvote.com communications electronically by visiting 312-588-4290 Direct Dial • Smartphone? www.investorcentre.com and clicking at the bottom of Scan the QR code to vote now. the page. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 NMWQ_PRX_269515/000006/000006/i

SAM SAMPLE C9999999999 *C9999999999* IND C01 *C9999999999* Appointment of Proxyholder I/We, being holder(s) of Mitel Networks Corporation hereby appoint: OR Print the name of the person you are Richard McBee or, failing him, Steven Spooner, or failing him, Gregory appointing if this person is someone Hiscock other than the Management Nominees listed herein. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Mitel Networks Corporation to be held at The Brookstreet Hotel, 525 Legget Drive, Ottawa (Kanata), Ontario, Canada K2K 2W2 on Thursday, April 26, 2018 at 10:00 a.m., Ottawa time, and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors For Withhold For Withhold For Withhold 01. Dr. Terence H. Matthews 02. Richard D. McBee 03. Benjamin H. Ball ———-Fold 04. Martha H. Bejar 05. Peter D. Charbonneau 06. John P. McHugh 07. Sudhakar Ramakrishna 08. David M. Williams For Withhold 2. Appointment of Auditors Reappointment of Deloitte LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration. For Against Abstain 3. Advisory Vote for Executive Compensation An advisory (non-binding) resolution to approve executive compensation. ———-Fold Authorized Signature(s)—This section must be completed for your Signature(s) Date instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements—Mark this box if you would Annual Financial Statements—Mark this box if you would like to receive Interim Financial Statements and NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by accompanying Management’s Discussion and Analysis by mail. mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. N M W Q 2 6 9 5 1 5 1 P I Z A R 2 9 9 9 9 9